TO SHAREHOLDERS OF KALA INVESTMENT CORP.

The operation of a small, independent investment company such as Kala Investment Corp. ("Kala" or the "Company") has become increasingly complex. In light of this, the Company's management has proposed that the Company enter into an Agreement and Plan of Reorganization ("Agreement") for the Company. The Agreement calls for the transfer of all of Kala's assets to the Pitcairn Tax-Exempt Bond Fund, an open-end investment company or "mutual fund" in exchange for shares ("Fund Shares") of the Pitcairn Tax-Exempt Bond Fund equal in value to the assets sold, the distribution of Fund Shares to Kala shareholders and liquidation of the Company, and withdrawal of the Company registration under the Investment Company Act of 1940 ("1940 Act"). Each of the transactions contemplated by the Agreement (together, the "Reorganization") has been designed to assure that Kala shareholders will recognize no gain or loss (for tax purposes) in connection with the Reorganization. The Reorganization has been approved by the Board of Directors. Before it can go forward, the Reorganization must be formally approved by those shareholders of the Company who are entitled to vote on the matter at a meeting of the Company's shareholders to be held on October 26, 2001.

As of the date of this Combined Proxy Statement/Prospectus, certain of the directors and officers of the Company -- each of whom has approved the Reorganization -- own, either beneficially or of record, more than 75% of the issued and outstanding stock of the Company. Consequently, the Company's Board of Directors and the Company believe that the Reorganization will be approved. You are, however, encouraged to complete and sign the enclosed proxy care and vote your shares.

The Combined Proxy Statement/Prospectus you now hold in your hands includes important information about the Reorganization and the Pitcairn Tax-Exempt Bond Fund. It consist of three separate parts:

     (1)  a notice of meeting;
     (2) a prospectus relating to the Reorganization, which includes basic information about the Reorganization, Pitcairn Tax-Exempt Bond Fund and Kala; and
     (3) a prospectus for the Pitcairn Funds of which Pitcairn Tax-Exempt Fund is one investment series.

Further information is available by requesting a "Statement of Additional Information." The Statement of Additional Information to this Combined Proxy Statement/Prospectus includes information about the Reorganization that, while not required under the SEC's rules to be forwarded to all of the Company's shareholders, may be of interest to you. It is available to you at no charge by calling (212) 868-4244. While the outcome of the vote that will be held at the special meeting of shareholders is not in doubt, we urge you to read this Combined Proxy/Prospectus and retain it for future reference. If you have any questions about the Reorganization, the Combined Proxy Statement and Prospectus, or the Pitcairn Tax-Exempt Bond Fund, you may contact (215) 887-6700.

                                                     Morvin Leibowitz, President
                                                           Kala Investment Corp.

                           KALA INVESTMENT CORPORATION
                              225 WEST 34TH STREET
                            NEW YORK, NEW YORK 10122

NOTICE IS HEREBY GIVEN of a Special Meeting ("Meeting") of Shareholders of the Kala Investment Corporation ("Kala" or the "Company"). The Meeting will be held at 512 Seventh Avenue, New York, NY on October 26, 2001, at 10:00 am Eastern time. The Meeting has been called by Company's Board of Directors ("Board") to approve the reorganization of the Company ("Reorganization") pursuant to the terms of an Agreement and Plan of Reorganization dated September 28, 2001 ("Agreement"). If approved, the Reorganization will result in the transfer of substantially all of the Company's assets to the Pitcairn Tax-Exempt Bond Fund (the "Fund" or "Pitcairn Tax-Exempt Fund"), a portfolio of the Pitcairn Funds, in return for shares of the Fund. After these transfers, it is intended that shares of the Fund will be distributed, pro-rata and on a tax-free basis, to those persons who are recorded in the Company's stock transfer books as holders of shares of the Company as of August 6, 2001 (the "Record Date"). Following consummation of the Reorganization, Kala will be liquidated and dissolved. A vote in favor of the Reorganization will also constitute a vote in favor of the liquidation and dissolution of the Company and termination of its registration under the Investment Company Act of 1940 ("1940 Act"). The Board of Directors of the Company knows of no matters other than the proposal for reorganization to be brought before the Meeting. If, however, any other matters properly come before the Meeting and the Directors have not had reasonable advance notice of such other matters, it is the Directors' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy. The Board has fixed the Record Date for purposes of determining those shareholders entitled to vote at the Meeting. As of the Record Date, the Company had issued and outstanding 200 shares of Class A common stock and 26,622 shares of Class B common stock (collectively, "Record Date Shares").

QUORUM; VOTE REQUIRED. The presence of the holders of 66.6% of the shares of each class of the Company's common stock, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Meeting. Approval of the Reorganization requires the approval of the holders of a majority of the outstanding voting securities of each such class of the Company. (More detailed information regarding voting procedures appears under the heading "Voting Information in this Combined Proxy Statement/Prospectus.") You will find a form of Proxy accompanying this Combined Proxy Statement/Prospectus. If it is executed properly and returned, shares represented by such Proxy will be voted at the Meeting in accordance with the instructions on the form of Proxy. If no instructions are specified, shares will be voted "FOR" the Proposal. If the votes required to approve the Proposal are not received, the persons named as proxies on the accompanying form of proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies on the enclosed form of proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Company or by returning a subsequently dated form of proxy to the Company.

As of the Record Date, Morvin Leibowitz and Arthur Udell, together with members of their families held, in the aggregate and as of record 100% of the Company's issued and outstanding Class A Shares and 99% of the Company's issued and outstanding Class B Shares. Messrs. Leibowitz and Udell also serve as directors of the Company, and in that capacity, have indicated that each would vote FOR the Reorganization. Accordingly, the Company's management believes that the Reorganization will be approved. While the outcome of the vote that will be taken at the Meeting is not in doubt, the accompanying document -- Combined Proxy Statement and Prospectus -- includes important information about the Reorganization and the Pitcairn Tax-Exempt Fund.

                                              By Order of the Board of Directors
                                                           Kala Investment Corp.

                                                                October 15, 2001

                      COMBINED PROXY STATEMENT/PROSPECTUS
                         RELATING TO THE ACQUISITION OF

     KALA INVESTMENT CORP.                 THE PITCAIRN TAX-EXEMPT BOND FUND
     225 WEST 34TH STREET          BY       (A SERIES OF THE PITCAIRN FUNDS)
   NEW YORK, NEW YORK 10122                       165 JENKINTOWN ROAD
        212-868-4244                         JENKINTOWN, PENNSYLVANIA 19046
                                                      215-887-6700

INTRODUCTION. Pitcairn Tax-Exempt Bond Fund is one of ten separate series of the Pitcairn Funds, a diversified, open-end management investment company, organized as a Delaware business trust. Kala Investment Corp. ("Kala" or the "Company") is a diversified closed-end management investment company incorporated in 1991 under the laws of the State of Maryland. This Combined Proxy
Statement/Prospectus is being mailed to shareholders on October 1, 2001 in connection with the solicitation of proxies from the Kala's shareholders. The proxies will be used at a Special Meeting of Shareholders ("Meeting") to consider and approve an Agreement and Plan of Reorganization ("Agreement") between the Company and the Pitcairn Funds. The Agreement provides for the transfer of substantially all the assets of the Company to the Pitcairn Tax-Exempt Bond Fund, in exchange for shares of the Pitcairn Tax-Exempt Bond Fund. A more detailed discussion of this transfer and related transactions contemplated by the Agreement ("Reorganization") appears later in this Combined Proxy Statement/Prospectus. A copy of the Agreement is attached as Appendix I.

       THE BOARD OF DIRECTORS OF KALA INVESTMENT CORP. RECOMMENDS YOU VOTE
                             FOR THE REORGANIZATION.

This Combined Proxy Statement/Prospectus explains concisely what you should know in connection with the exchange of your Kala shares for shares of the Pitcairn Tax-Exempt Bond Fund that will result if the Reorganization is effected. Please read it carefully and keep it for future reference. This Combined Proxy Statement/Prospectus is accompanied by the current prospectus ("Pitcairn Prospectus") for the Pitcairn Funds dated August 4, 2000 (as supplemented on April 2, 2001, June 21, 2001, August 1, 2001 and September 10, 2001. The Pitcairn Prospectus, which includes a description of the investment objectives, policies and expenses associated with an investment in the Pitcairn Tax-Exempt Bond Fund, is incorporated into this Combined Proxy Statement/Prospectus by reference. Both the Annual Report for the Company's fiscal year ended October 31, 2000 and the Semi-Annual Report dated April 30, 2001 have been previously provided to all shareholders of the Company.

SHARES OF THE PITCAIRN TAX-EXEMPT FUND AND THE COMPANY ARE NOT DEPOSITS OR OBLIGATIONS, OR GUARANTEED BY THE PITCAIRN TRUST COMPANY OR ITS AFFILIATES AND SUBSIDIARIES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY. LIKE ALL INVESTMENTS, AN INVESTMENT IN SHARES OF THE TRUST OR THE COMPANY INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED.

SHARES OF THE PITCAIRN TAX-EXEMPT FUND AND THE COMPANY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS COMBINED PROXY STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PITCAIRN FUNDS. THIS COMBINED PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PITCAIRN FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FURTHER INFORMATION. A Statement of Additional Information dated as of the same date as this Combined Proxy Statement/Prospectus relating to this Combined Proxy Statement/Prospectus, and including certain financial information about the Company and the Pitcairn Funds, has been filed with the SEC and is incorporated in its entirety into this Combined Proxy Statement/Prospectus Each of these documents may be obtained, without charge, by writing or calling the Trust or the Company at the addresses or telephone numbers provided above.

In addition to the information in the Combined Proxy Statement/Prospectus, the Pitcairn Funds and Kala are required to file reports and other information with the SEC. You may review and copy information about either Kala or the Pitcairn Funds at the SEC's public reference room in Washington, D.C. You may also obtain copies of these reports, for a fee, by electronic request at publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102. Finally, you may access reports and other information about the Pitcairn Funds or the Company on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Contact the SEC at 1-202-942-8090 for further information about its public reference room or website.

                              SYNOPSIS INFORMATION
                              --------------------

The following information -- presented in a "question & answer" format -- is designed to give you a brief overview of the Reorganization, the way it will affect your investment and the reason that it has been approved and recommended to you. It is, however, only a summary and is qualified in its entirety by information included later in this Combined Proxy/Prospectus, as follows:

     FOR MORE COMPLETE INFORMATION:          PLEASE REFER TO:

     About the Reorganization:               The Proposed Plan and Agreement of
                                             Reorganization, which appears as
                                             Appendix I to this Combined Proxy
                                             Statement/Prospectus.

     About Kala Investment Corp:             Appendix II to this Combined Proxy
                                             Statement/Prospectus

     About Pitcairn Tax-Exempt Bond Fund:    The Pitcairn Prospectus accompanies
                                             this Combined Proxy
                                             Statement/Prospectus. It contains
                                             complete information about the
                                             Pitcairn Tax-Exempt Bond Fund,
                                             including financial and expense
                                             information.

1.   WHAT IS BEING PROPOSED?

     If the Reorganization approved by Kala's Board of Directors is implemented, substantially all of Kala's assets will be transferred to the Pitcairn Tax-Exempt Bond Fund in exchange for shares of the Pitcairn Tax-Exempt Bond Fund. Shares of the Pitcairn Tax-Exempt Bond Fund delivered to Kala will then be distributed to Kala shareholders. In practical terms, you will have exchanged your interest in the Company for shares of Pitcairn Tax-Exempt Bond Fund and Kala will have been merged into the Pitcairn Tax Exempt Bond Fund.

2.   WHY IS THE COMPANY'S BOARD PROPOSING THE MERGER?

     Kala (formerly M-L Investment Corp.) has been continuously registered under the Investment Company Act of 1940, as a diversified closed-end investment company since 1981. Shares of the Company have never, however, been listed on any securities exchange and the Company has never made a public offering of it securities. Accordingly, and while the Company has continued to pay dividends to its shareholders each year, there is no market for the Company's stock. The operation of an independent investment company such as Kala has become increasingly complex. Moreover, the absence of a ready market for the Company's shares has become inconvenient for the Kala shareholders. Finally, the relatively small size of the Company's assets has put the economies of scale often available to larger investment companies out of Kala's reach. In light of these factors, the Company's Board of Directors has determined that the Reorganization would be in the best interests of the Kala's shareholders.

3. WHAT IS THE DIFFERENCE BETWEEN A CLOSED-END INVESTMENT COMPANY LIKE KALA AND AN OPEN-END FUND LIKE PITCAIRN TAX-EXEMPT BOND FUND?

     The distinction between a closed-end company and an open-end fund -- usually called a "mutual fund" is an important one. While both types of investment companies are regulated by the Securities and Exchange Commission ("SEC"), mutual funds and closed-end companies differ in the way in which they sell and value their shares, and provide services to their shareholders. These differences are explained below.

     Purchases and Redemptions/Valuation. Pitcairn Tax-Exempt Bond Fund is a mutual fund. Open-end investment companies raise cash for investment by continuously selling shares. Cash from the sale of shares is used by the investment adviser to purchase securities that match the fund's investment objectives. The amount available for investment depends, in part, on purchases and sales (redemptions) by shareholders. Mutual funds calculate the price of their shares every business day. The share price is called the net asset value (NAV). The NAV is the current market value of all the assets held by the fund, minus liabilities, divided by the total number of shares outstanding. The NAV changes as the value of the underlying securities rises or falls. Investors may purchase shares of a mutual fund on virtually any business day at its then current NAV (plus applicable sales charges, if any). Mutual fund shareholders can also redeem their shares, again on virtually any business day and at the fund's then current NAV (less applicable deferred sales charges or redemption fees, if any). The Pitcairn Tax-Exempt Bond Fund does not currently impose any sales charges or redemption fees.

     In contrast, investors can purchase (or sell) shares of a closed-end company only if shares of the closed-end company are traded on a securities exchange or, in the case of a company like Kala, whose shares are not listed on any exchange, in privately arranged transactions. The price that an investor will pay to purchase stock in a closed-end company (or receive upon the sale of such stock) will be determined by supply and demand in the market place and may be higher or lower than the net value of a company's underlying assets. (The net value of a closed-end company's underlying asset is also referred to as its "net asset value" and is calculated in the same way as a mutual fund's NAV.) As noted above, there has never been any market for the Company's shares; private sales of Kala shares, if any, occurred at a substantial discount to the Company's NAV. Mutual funds may also provide shareholder services not available through closed-end fund, such as dividend reinvestment programs, exchange rights among funds in a fund complex and access to certain account information. Please refer to the Pitcairn Prospectus for a description of services available to shareholders of Pitcairn Tax-Exempt Bond Fund.

4. HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF PITCAIRN TAX-EXEMPT BOND FUND COMPARE TO THOSE FOLLOWED BY THE COMPANY?

     In terms of the manner in which its assets are managed, the Pitcairn Tax-Exempt Bond Fund is very similar to the Company. Each seeks as high a level of current income exempt from federal income tax as it believes is consistent with preservation of capital by investing, under normal market conditions, at least 80% of its assets in investment grade tax-exempt securities. There are, however, some differences. The Company is required to invest at least 75% of its assets in municipal bonds that are rated in one of the three highest categories by Moody's Investors Services, Inc. or Standard and Poor's Corporation; it is permitted to invest up to 25% in lower rated municipal bonds. Further, the Company's investment restrictions and policies do not limit the extent to which the Company may invest in municipal securities in any single jurisdiction. The Pitcairn Tax-Exempt Bond Fund may not invest in municipal securities that are rated below the fourth highest category assigned by any nationally recognized statistical ratings organization (or unrated securities of comparable quality) and may not invest more than 20% of its assets in securities that have been assigned a rating within the fourth highest category (or unrated securities of comparable quality). Pitcairn Tax-Exempt Bond Fund may not invest more than 30% of its assets in issuers that are located in any single state.

     THE RISKS ATTENDANT TO INVESTING IN THE COMPANY ARE GENERALLY THE SAME AS THOSE RISKS SHAREHOLDERS HAVE ASSUMED BY INVESTING IN THE PITCAIRN TAX-EXEMPT BOND FUND. GENERAL RISKS IN INVESTING IN ANY FUND WOULD BE THAT SHAREHOLDERS COULD LOSE MONEY ON THEIR INVESTMENT IN THE FUND, OR THE FUND COULD UNDERPERFORM.

     ADDITIONAL RISKS DUE TO THE NATURE OF THESE FUNDS COULD BE: (1) THE BOND MARKET GOES DOWN, (2) THE INDIVIDUAL BONDS IN THE FUND DO NOT PERFORM AS WELL AS EXPECTED, DUE TO CREDIT, POLITICAL OR OTHER RISKS, (3) THE INVESTMENT ADVISER'S FORECAST AS TO INTEREST RATES IS NOT CORRECT; AND (4) THE INVESTMENT ADVISER'S ALLOCATION AMONG DIFFERENT SECTORS OF THE BOND MARKET DOES NOT PERFORM AS WELL AS EXPECTED. In addition, and as noted above, shareholders of the Company bear the further risk that there is no market for Shares of the Company.

5. HOW DO THE MANAGEMENT FEES AND OTHER EXPENSES OF THE TWO FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE MERGER?

     The Company's operating expenses for each of its last two fiscal years was .43% of its average net assets. This expense ratio is substantially lower than the expense ratio associated with an investment in the Pitcairn Tax-Exempt Bond Fund. This is the case because the Company is managed exclusively by its officers and under the supervision of its directors, none of whom is compensated for such services; the Company does not employ any investment advisory organization in connection with the management of its portfolio. Pitcairn Tax-Exempt Bond Fund is a mutual fund that has engaged the services of Pitcairn Investment Management ("Adviser") and a nationally-known mutual fund administration organization to provide those services necessary to the operation of the Pitcairn Tax-Exempt Bond Fund, and to provide services to its shareholders.

     The Company and Pitcairn Tax-Exempt Bond Fund do not anticipate that the Reorganization will have any material affect on the expenses associated with an investment in the Pitcairn Tax-Exempt Bond Fund following consummation of the Reorganization. The following table sets forth the existing and pro forma capitalization of the Pitcairn Tax-Exempt Bond Fund and Kala Investment Corp.

      Pitcairn Tax-Exempt Bond Fund         Kala Investment Corporation            Pro forma
     Net Assets as of August 31, 2001     Net Assets as of August 31, 2001     Combined Net Assets
           $104,911,904.84                       $  7,544,754.95                $112,456,659.79

     The following table shows the current expenses associated with an investment in Pitcairn Tax-Exempt Bond Fund and compares them to those that will be experienced following the Reorganization. If the Reorganization is approved, you would pay the fees shown for the Pitcairn Tax-Exempt Bond Fund under the column "Pro forma.". The examples accompanying the table provide help to compare the cost of your investment in Kala with the cost of investing in the Pitcairn Tax-Exempt Bond Fund. As shown, it is not anticipated that the Reorganization will materially affect the operating expenses of the Pitcairn Tax-Exempt Bond Fund.

                         ANNUAL FUND OPERATING EXPENSES
                      (EXPENSES DEDUCTED FROM FUND ASSETS)*


     EXPENSE ITEM                        CURRENT          PRO FORMA
     ------------                        -------          ---------
     Management Fee                      0.30%            0.30%
     Shareholder Service Fees            0.25%            0.25%
     Other Expenses                      0.26%            0.26%
     Total Annual Fund
     Operating Expenses                  0.81%            0.81%
         Fee Waiver/ Expense
         Reimbursement                   0.21%            0.21%
         Net Expenses                    0.60%*           0.60%*

     *Since the Fund commenced operations August 11, 2000, the expense items shown above are based on amounts estimated for the current fiscal year. The Fund's Adviser has agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Operating Expenses, net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than 0.60% of the average daily net assets of the Fund through the fiscal year ending October 31, 2003 (subject to possible reimbursement to the Adviser within two years). See "Other Information - Advisory Fees and Expense Limitation Agreement" in the Pitcairn Prospectus for more detailed information.

     EXAMPLE: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1 YEAR           3 YEARS            5 YEARS           10 YEARS
     ------           -------            -------           --------
      $61               $213              $405               $959

6. WHAT WILL BE THE VALUE OF THE SHARES I RECEIVE AS A RESULT OF THE REORGANIZATION AND WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES TO ME?

     As a result of the proposed Reorganization, you will receive, without paying any sales charges and on a tax-free basis, a number of full and fractional shares of the Fund, equal at the date of the exchange, to the value of the net assets of the Company attributable to your shares of the Company.

7.   WILL MY DIVIDEND BE AFFECTED BY THE REORGANIZATION?

     The Reorganization will likely result in a change in dividend policy. Currently, Kala pays dividends three times each year. Pitcairn Tax-Exempt Bond Fund currently accrues dividends daily and pays them monthly. The level of dividends will depend on market conditions and the number of shares the Pitcairn Tax-Exempt Bond Fund may have outstanding from time to time.

8.   DO THE  PROCEDURES  FOR  PURCHASING  AND  SELLING  SHARES  OF THE TWO FUNDS
     DIFFER?

     As noted above, there is currently no market for Kala shares and Kala is not currently offering or intending to offer its shares. Pitcairn Tax-Exempt Bond Fund is a mutual fund whose shares are available for purchase on any Business Day and may likewise be redeemed on any Business Day. Further information on this matter is included in the Pitcairn Prospectus for the Pitcairn Funds that accompanies this Combined Proxy/Prospectus.

9. HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE MERGER AND RECEIVE MY SHARES OF THE PITCAIRN TAX-EXEMPT BOND FUND IN THE EVENT THAT THE REORGANIZATION IS CONSUMMATED?

     Fund Shares received by the Company as a result of the Reorganization will be distributed pro rata to all Kala shareholders (other than those who have elected to exercise "dissenting rights") as soon as reasonably practicable following the Reorganization. Physical certificates for Fund Shares will not be issued, but the Pitcairn Tax-Exempt Bond Fund will, in accordance with a shareholder list supplied by the Company cause its transfer agent to credit an appropriate number of newly-issued shares of the Pitcairn Tax-Exempt Bond Fund to an account in your name at Pitcairn Trust Company as the shareholder servicing agent for the Pitcairn Tax-Exempt Bond Fund. You will receive a confirmation of the your interest in the Pitcairn Tax-Exempt Bond Fund within 10 days of such distribution. SHAREHOLDERS OF THE COMPANY WHO CURRENTLY HOLD CERTIFICATES REPRESENTING THEIR KALA SHARES WILL BE REQUIRED TO SURRENDER SUCH CERTIFICATES (OR PROVIDE INDEMNITIES REASONABLY ACCEPTABLE TO THE PITCAIRN TAX-EXEMPT BOND FUND WITH RESPECT OF LOST CERTIFICATES) IN ORDER TO REDEEM, TRANSFER OR EXCHANGE FUND SHARES RECEIVED AS A RESULT OF THE REORGANIZATION. Information regarding the rights available by law to dissenting shareholders are summarized in this Combined Proxy Statement/Prospectus under the heading "Rights of Dissenting Shareholders."

10.  WILL THE NUMBER OF SHARES I OWN CHANGE?

     Yes. As of the Closing Date for the Reorganization, the NAV of your Kala shares will be determined by determining the market value of the securities and other assets of the Company, subtracting the Company's liabilities and dividing by the number of shares of the Company outstanding. As of the same date, the net asset value per share of the Pitcairn Tax-Exempt Bond Fund will be determined and an account will be opened in your name with Pitcairn Trust Company as the shareholder servicing agent for the Pitcairn
     Tax-Exempt Bond Fund and credited with that number of shares of the Pitcairn Tax-Exempt Bond Fund the aggregate net asset value of which equals the net asset value of your Kala shares on the Closing Date. As of April 30, 2001, the NAV of Kala was $284.35 and the NAV of the Pitcairn Tax-Exempt Bond Fund was $10.04. Under the formula noted above and assuming that the Reorganization had closed on April 30, 2001, one share of Kala stock would entitled its holder to 28.32 shares of Pitcairn Tax-Exempt Bond Fund.

11.  WHAT IS THE PRINCIPAL RISK OF THE REORGANIZATION?

     Because the funds share substantially similar goals and policies, the risks described below for an investment in the Pitcairn Tax-Exempt Bond Fund are substantially similar to the risks associated with your investment in the Company. In addition, your shares in the Pitcairn Tax-Exempt Bond Fund will be liquid in that you will have the right to redeem them; in contrast, there is no market for your Kala shares. As noted above, however, the expenses associated with an investment in Pitcairn Tax-Exempt Bond Fund will be higher than those currently borne by Kala shareholders.

12.  WHAT ARE THE RIGHTS OF DISSENTING SHAREHOLDERS?

     Shareholders may be entitled to dissent from the Reorganization and receive payment of the "fair value" of their shares in cash. Any such entitlement with respect to the Reorganization would be governed by Maryland law. Please refer to the detailed discussion of this matter under the heading "Rights of Dissenting Shareholders" in this Combined Proxy Statement/Prospectus.

                          SUMMARY OF THE REORGANIZATION
                          -----------------------------

TERMS OF THE PROPOSED REORGANIZATION. Shareholders of the Company are being asked to vote for or against the approval of an Agreement and Plan of Reorganization, dated as of September 28, 2001 (the "Agreement") between the Company and Pitcairn Funds. According to the Agreement, the Company will transfer substantially all of its assets to the Pitcairn Tax-Exempt Bond Fund on or about October 29, 2001 (the "Exchange Date") in exchange for shares of the Pitcairn Tax-Exempt Bond Fund having an aggregate net asset value equal to the aggregate value of the net assets acquired from the Company. The assets of the Company and the Pitcairn Tax-Exempt Bond Fund will be valued as of the close of trading on the New York Stock Exchange on the business day next preceding the Exchange Date. Under the Agreement, the valuation date would be on or about October 26, 2001 (the "Valuation Date"). The following discussion is qualified in its entirety by the full text of the Agreement, which is attached as Exhibit A to this Combined Proxy Statement/Prospectus.

Following the transfer between the Pitcairn Tax-Exempt Bond Fund and the Company, Kala will be liquidated and dissolved. In liquidation, the Company will distribute shares of the Pitcairn Tax-Exempt Bond Fund received in the transfer to its shareholders, except those asserting their right to dissent from the Reorganization, as soon as practicable after the Exchange Date. As a result, a the Company shareholder of record on the Exchange Date will receive, on a tax-free basis, a number of full and fractional shares equal in value to the shareholder's beneficial interest of the Company on the Valuation Date. The share transfer record of the Company will close on the Exchange Date, and, except for manifest error, shall constitute conclusive evidence of the value and identity of the Company shareholders entitled to distribution of the Pitcairn Tax-Exempt Bond Fund shares. Under Maryland law, shareholders of the Company may exercise a right to dissent. Please see "Rights of Dissenting Shareholders" under the heading "Rights of Dissenting Shareholders" in this Combined Proxy Statement/Prospectus.

The Company will pay to the Pitcairn Tax-Exempt Bond Fund any interest and cash dividends received by the Company after the Exchange Date with respect to the investments transferred to the Pitcairn Tax-Exempt Bond Fund. In addition, the Company will transfer to the Pitcairn Tax-Exempt Bond Fund any rights, stock dividends or other securities received by the Company after the Exchange Date as stock dividends or other distributions with respect to the investments transferred. Such rights, stock dividends and other securities shall be deemed included in the assets transferred to the Pitcairn Tax-Exempt Bond Fund at the Exchange Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Exchange Date shall be included in the determination of the value of the assets of the Company acquired by the Pitcairn Tax-Exempt Bond Fund.

CONDITIONS PRECEDENT TO CLOSING. The obligations of the Company to consummate the Reorganization are subject to the satisfaction of certain conditions precedent, including the performance by the Company of its agreements and undertakings under the Agreement.

FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization is subject to the condition that the Pitcairn Funds and the Company receive an opinion of Dechert, counsel to the Pitcairn Funds, to the effect that the Reorganization will not result in the recognition of gain or loss for Federal income tax purposes by the Pitcairn Tax-Exempt Bond Fund, the Company or the Company shareholders. This matter is discussed in more detail below.

As a condition to the Reorganization, the Pitcairn Funds will have received an opinion of Dechert addressed to the Pitcairn Funds on behalf of the Pitcairn Tax-Exempt Bond Fund and to Kala Investment Corporation, in a form reasonably satisfactory to Pitcairn Funds and Kala Investment Corporation and dated the Exchange Date, to the effect that, on the basis of the existing provisions of the Code and Treasury Regulations thereunder, current administrative rules, court decisions, and certain representations by the Pitcairn Tax-Exempt Bond Fund and the Company, for Federal income tax purposes (i) under Section 361 of the Code, no gain or loss will be recognized by the Company upon the transfer of its assets to the Pitcairn Tax-Exempt Bond Fund in exchange for shares of the Pitcairn Tax-Exempt Bond Fund; (ii) under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Company upon the exchange of their shares for shares of the Pitcairn Tax-Exempt Bond Fund; (iii) under
Section 358 of the Code, the aggregate basis of the shares a the Company shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her the Company shares exchanged therefor; (iv) under Section 1223(1) of the Code, a Company shareholder's holding period for his or her shares of the Pitcairn Tax-Exempt Bond Fund will be determined by including the period for which he or she held Company shares exchanged therefor, provided that he or she held the shares as capital assets; (v) under Section 1032 of the Code, no gain or loss will be recognized by the Pitcairn Tax-Exempt Bond Fund upon the receipt of the assets of the Company in exchange for shares; (vi) under Section 362 of the Code, the basis in the hands of the Pitcairn Tax-Exempt Bond Fund of the Company assets transferred to the Pitcairn Tax-Exempt Bond Fund will be the same as the basis of the assets in the hands of the Company immediately prior to the transfer; and (vii) under Section 1223(2) of the Code, the holding periods of the Company assets in the hands of the Pitcairn Tax-Exempt Bond Fund will include the periods during which such assets were held by the Company.

The Company shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing only relates to the Federal income tax consequences of the Reorganization, the Company shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

FEES AND EXPENSES OF THE REORGANIZATION. In connection with the Reorganization, the Pitcairn Tax-Exempt Bond Fund shall not assume any liability of the Company and the Company will use its best efforts to discharge all of the Company's known liabilities so far as reasonably possible prior to the Closing Date. The Company and the Pitcairn Ta-Exempt Bond Fund will each bear their own expenses in connection with the Reorganization. Neither the Company nor the Pitcairn Tax-Exempt Bond Fund shall pay expenses of any shareholder of the Company or the Pitcairn Tax-Exempt Bond Fund in connection with the Reorganization. However, expenses associated with the Reorganization will be paid by the party directly incurring such expenses if and to the extent that payment of such expenses by the other party would result in the disqualification of either the Pitcairn Tax-Exempt Bond Fund or the Company as a "regulated investment company" under the Code. The Company shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization.

           MANAGEMENT OF PITCAIRN TAX-EXEMPT BOND FUND AND THE COMPANY
           -----------------------------------------------------------

Set forth below is summary information about Pitcairn Tax Exempt Bond Fund. Further information is included in the Pitcairn Prospectus, which accompanies this Combined Proxy Statement/Prospectus at Appendix III. Information about Kala Investment Corp. is set forth in Appendix II to this Combined Proxy Statement/Prospectus.

PITCAIRN TAX-EXEMPT BOND FUND. The management and affairs of the Pitcairn Funds and the Pitcairn Tax-Exempt Bond Fund are supervised by a Board of Trustees. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Pitcairn Funds and Pitcairn Tax-Exempt Bond Fund.

THE INVESTMENT ADVISER FOR PITCAIRN TAX-EXEMPT BOND FUND. Pitcairn Investment Management (the "Fund Adviser"), a division of Pitcairn Trust Company, with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046 makes the day-to-day investment decisions for the Pitcairn Tax-Exempt Bond Fund, and continuously reviews, supervises and administers the investment program for Pitcairn Funds and the Pitcairn Tax-Exempt Bond Fund. The Fund Adviser performs its responsibilities subject to the supervision of, and policies established by, the Trustees of the Pitcairn Funds. The Fund Adviser has served as investment adviser to the Pitcairn Funds, including the Pitcairn Tax-Exempt Bond Fund, since its inception. The Pitcairn Trust Company was established in 1987 and is a state-chartered trust company formed for the purpose of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Other Pitcairn entities have provided investment management services to the Pitcairn family and their trusts since the 1920s and to outside clients since 1989. As of September 20, 2001, Pitcairn Trust Company, together with the Fund Adviser, managed over $1.8 billion in assets. The Fund Adviser is paid a fee based on an annual percentage of the average daily net assets of the Pitcairn Tax-Exempt Bond Fund. In the interest of limiting expenses of the Fund, Pitcairn Trust Company has entered into an expense limitation agreement with the Trust (the "Expense Limitation Agreement"), pursuant to which it has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), offset by the amount of revenue to the Fund from securities lending activities of the Fund (the net amount referred to as a "Fund Operating Expenses"), are limited to 0.60% of the average daily assets of the Fund through the fiscal year ending October 31, 2003. For the most recent fiscal year, the advisory fees payable by the Pitcairn Tax-Exempt Bond Fund pursuant to investment advisory agreement were calculated at an annual rate of 0.30% of its average daily net assets, before taking the Expense Limitation Agreement into account.

THE PORTFOLIO MANAGERS FOR PITCAIRN TAX-EXEMPT BOND FUND. The Fund is managed by Patrick M. Kennedy. Mr. Kennedy, Vice President of Fund Adviser, has been a member of the team, primarily responsible for fixed income investments, since joining Pitcairn in 1995. Before joining Pitcairn, he was a fixed income analyst at PNC Investment Management and Research and The Massachusetts Company, Inc. He received a B.S. from Susquehanna University and a M.S., Finance from Suffolk University. Mr. Kennedy buys and sells securities for the Fund as he sees fit, guided by the Fund's investment objective and strategy and based upon input from Pitcairn Investment Management analysts that cover specific industries. The portfolio managers and analysts meet regularly to review portfolio holdings and discuss purchase and sales activity.

OTHER SERVICES PROVIDERS FOR PITCAIRN TAX-EXEMPT BOND FUND. SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, serves as Administrator for the Pitcairn Funds and Pitcairn Tax-Exempt Bond Fund. The Administrator is responsible for providing the Fund with overall administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent. The Administrator is paid a fee at an annual rate of .08% of the average daily net assets of the Pitcairn Tax-Exempt Bond Fund. State Street Bank and Trust Company, P.O. Box 8520, Boston, Massachusetts acts as Transfer Agent for the Pitcairn Funds and Pitcairn Tax-Exempt Bond Fund. The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian and wire agent of the assets of the Pitcairn Funds and Pitcairn Tax-Exempt Bond Fund. In addition, Pitcairn Trust Company provides certain shareholder services to the Pitcairn Tax-Exempt Bond Fund. For these services, Pitcairn Tax-Exempt Bond Fund is authorized to pay a quarterly fee at an annual rate of 0.25% of the average net assets of the Fund.

DISCUSSION OF THE PERFORMANCE OF PITCAIRN TAX-EXEMPT BOND FUND. For the period ending June 30, 2001, the Pitcairn Tax-Exempt Bond Fund returned 2.33% year-to-date. This compares to the 2.90% return for its benchmark, the Lehman Municipal Bond Index. Lower interest rates helped spark an increase in supply. Year-to-date, municipal supply rose 39%. After a dearth of refundings, this year experienced a surge (293% over the corresponding period last year) in refunding issuance. Refunding issues counted for 24% of the $133.5 billion of new supply. The increase in supply was met with strong demand as many equity investors have been attracted to the municipal market during a period when equity performance wasn't strong. Since we have seen some deterioration in credit qualities and the potential for more, if the economy remains sluggish, the Pitcairn Tax-Exempt Bond Fund will continue to concentrate on top-tier investment-grade quality range. Approximately 95% of the portfolio is invested in bonds with credit ratings within the top two ratings. In addition, the Fund will continue to search for opportunities and unique anomalies in the marketplace, while prudently managing the portfolio's risks.

                               VOTING INFORMATION
                               ------------------

The Company has issued and outstanding a class of voting securities ("Class A") and a class of non-voting securities ("Class B"). Under the Company's corporate charter, the holders of Class B shares are not normally entitled to vote with respect to matters relating to the management of the Company. The Reorganization will, however, result in the Company ceasing to operate as a registered entity under the 1940 Act, a manner with respect to which the all shareholders are entitled to vote under provisions of the 1940 Act. Accordingly, proxies are being solicited by the Company from both Class A and Class B shareholders by means of this Combined Proxy Statement/Prospectus. It is not anticipated that the Company will use proxy solicitors in connection with the Meeting. Officers of the Company, however, may contact shareholders without remuneration.

WHAT IS THE REQUIRED VOTE? Approval of the Reorganization requires the approval of the holders of 66.6% of the issued and outstanding shares of each class of the Company's common stock. Votes cast by proxy or in person at the Special Meeting will be counted by the Inspector of Election appointed by the Company. The Inspector of Election counts the total number of "FOR" votes to determine if sufficient affirmative votes have been cast to approve the Reorganization. If the shareholders of each class of the Company's common stock do not approve the Reorganization, the Company's directors may consider possible alternative arrangements in the best interests of Kala Investment Corp. and its shareholders.

WHAT ARE THE VOTING PROCEDURES? Mail: vote, sign and date the enclosed proxy and return it in the postage-paid envelope provided. Alternatively, shareholders may choose to attend the Meeting and cast a ballot in person. Properly executed and timely received proxies will be voted in accordance with shareholders' instructions on all matters that may properly come before the Special Meeting or any adjournment. For more information on adjournment of the Meeting, see "Quorum" below. If no instructions are given, proxies will be voted "FOR" the Reorganization, in accordance with the recommendation of the Company's Board of Directors as set forth in this Combined Proxy Statement/Prospectus. Shares represented by proxies that are marked "ABSTAIN" regarding the Proposal will be counted as shares present for purposes of determining the presence of a quorum. These abstention votes will have the same effect as a vote "AGAINST" the Reorganization or any adjournment. Submitting your proxy immediately does not affect your right to vote IN PERSON at the Special Meeting because your proxy is revocable at any time prior to exercise. You may revoke your proxy by: (i) submitting a subsequently dated proxy, (ii) delivering a written notice of revocation to the Company, c/o Arthur Udell's Secretary, or (iii) personally voting at the Special Meeting.

WHAT ARE BROKER NON-VOTES AND HOW WILL THEY BE TREATED? Properly executed proxies may also represent "broker non-votes" or "street name" shares. These shares are held in the name of brokers or nominees, but voting instructions from the shares' beneficial owner (or persons entitled to vote) have not been received by the broker or nominee and the broker or nominee does not have discretionary power to vote the shares. These shares will be counted as present at the Special Meeting for purposes of determining the presence of quorum.
Because the Reorganization must be approved by 66.6% of the issued and outstanding shares of each class of the Company's securities, the broker non-votes will have the same effect as a vote "AGAINST" the

Reorganization. As of the Record Date, the Company is not aware of any shares held in "street name."

WHAT CONSTITUTES QUORUM? Approval of the Reorganization requires the presence, in person or by proxy, of a majority of the issued and outstanding Record Date Shares of each class of the Company's common stock. A quorum for the Special
Meeting will consist of the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but insufficient votes have been received to approve the Proposal, the Proxies may propose one or more adjournments of the Special Meeting to permit an opportunity for further proxy solicitations. A majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy must vote "FOR" the adjournment. If a quorum is present, the Proxies will vote those shares, which they are entitled to vote "FOR" the Proposal, "FOR" the adjournment, and the Proxies will vote those shares voted "AGAINST" the Proposal, "AGAINST" any adjournment.

For further information about voting instructions or the proxy generally, please contact representatives of the Company at (215) 248-7485.

     OWNERSHIP BY CERTAIN CONTROL PERSONS, BENEFICIAL OWNERS AND MANAGEMENT;
     -----------------------------------------------------------------------
               INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION
               --------------------------------------------------

PITCAIRN TAX-EXEMPT BOND FUND. The votes of the shareholders of the Pitcairn Tax-Exempt Bond Fund are not being solicited, since their approval or consent is not necessary for the approval of the Agreement. However, the vote required for approval of the proposal, including the treatment of abstention and "broker nonvotes" would be the same as that of the Company. Also, whole shares of the Pitcairn Tax-Exempt Bond Fund would be entitled to one vote and fractional shares would be entitled to a proportionate fractional vote. As of August 31, 2001, as shown on the books of the Pitcairn Tax-Exempt Bond Fund, there were 9,915,831.161 issued and outstanding shares of the Pitcairn Tax-Exempt Bond Fund.

Pitcairn Trust Company ("PTC"), of which the Fund Adviser is a division, is a Pennsylvania chartered trust company with principal offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. PTC is a wholly-owned subsidiary of Pitcairn Company, a Pennsylvania corporation, which in turn is a wholly-owned subsidiary of Pitcairn Group L.P., a Delaware limited partnership.

As of September 21, 2001, PTC, in its fiduciary and/or custodian capacity for trusts and other accounts holding shares of the Pitcairn Tax-Exempt Bond Fund, is the record owner of all the outstanding shares of such Fund, and has or shares power to vote or dispose of these shares. In most cases, voting these Fund shares will require the consent of the other co-trustees (for a majority of shares, persons who are Pitcairn family members or directors of PTC).

The following individuals may be deemed to be beneficial owners of greater than 25% of the outstanding voting securities (limited partnership interests) in Pitcairn Group L.P. (the "Units") by virtue of sharing the power to vote or dispose of Units in their capacity as co-trustees. The address of the following individuals is c/o PTC, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046.

Dirk Junge, a Vice President and Trustee of the Trust, may be deemed to have or share the power to vote or dispose of approximately 31.8% of the Units by virtue of Units owned directly by Mr. Junge, his wife, and trusts for which he serves as Trustee or Co-Trustee and partnerships for which he serves as general partner. Mr. Junge is Chairman of PTC and Chairman and CEO of Pitcairn Company which is the general partner of Pitcairn Group L. P. Mr. Junge disclaims any beneficial interest other than in the Units owned directly by him and his spouse (less than 1.50% of the Units).

Clark D. Pitcairn may be deemed to have or share the power to vote or dispose of approximately 27% of the Units by virtue of Units owned directly by Mr.
Pitcairn, his minor children, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director and Senior Vice President of PTC and a Director of Pitcairn Company which is the general partner of Pitcairn Group L.P. Clark D. Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his minor children (approximately 0.84% of the Units).

Stephen Pitcairn may be deemed to have or share the power to vote or dispose of approximately 29% of the Units by virtue of Units owned directly by Mr. Pitcairn, his wife, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director of PTC and Pitcairn Company which is the general partner of Pitcairn Group L. P. Stephen Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his wife (approximately 1.2% of the Units).

Members of the Pitcairn family serve (in various combinations) as co-trustee with PTC on trusts that are the beneficial owners of shares of the Pitcairn Tax-Exempt Bond Fund. As co-trustees, these individuals share voting power and the power to dispose of Fund shares with PTC and, as such, each individual co-trustee may be deemed to be the beneficial owner of more than 5% of the shares of each Fund. A list of the co-trustees and the percentage of shares of the Pitcairn Tax-Exempt Bond Fund held as trustee as of September 21, 2001 is as follows (there is duplicative reporting of shares due to the overlapping nature of the co-trustees):

--------------------------------------------------------------------------------
NAME                          % OF OWNERSHIP                  NUMBER OF SHARES
--------------------------------------------------------------------------------
Stephen Pitcairn                   22.55                       2,235,244.940
--------------------------------------------------------------------------------
Clark D. Pitcairn                  17.691                      1,753,354.112
--------------------------------------------------------------------------------
Lachlan Pitcairn                   16.22                       1,607,603.685
--------------------------------------------------------------------------------
Dirk Junge                         10.1                        1,000,806.390
--------------------------------------------------------------------------------
Cameron C. Pitcairn                 9.43                         935,068.636
--------------------------------------------------------------------------------
Feodor U. Pitcairn                  6.09                         603,149.638
--------------------------------------------------------------------------------

In addition to the above, PTC is the holder of record and serves as a co-trustee of a revocable trust created jointly by Theodore and Sally Brickman, who serve as co-trustees (the "Brickman Trust"). The Brickman Trust owns 1,085,164.178 shares, representing 10.9% of the outstanding shares of the Pitcairn Tax-Exempt Bond Fund. The address of Mr. and Mrs. Brickman is c/o PTC, as above. Under the terms of the Brickman Trust, PTC has the power to vote the Fund shares.

Aside from Mr. Junge, whose ownership is described above, Trustees and officers of the Fund, as a group, own less than 1% of the outstanding shares of the Pitcairn Tax-Exempt Bond Fund. Those aforementioned persons who have or share the power to vote or power to dispose of more than 25% of the shares of the Pitcairn Tax-Exempt Bond Fund, or Units of Pitcairn Group L.P. may be deemed to be "controlling persons" of the Pitcairn Tax-Exempt Bond Fund.

With respect to Units of Pitcairn Group L.P., no single trust or account has beneficial ownership of 5% or more of the outstanding voting securities. With respect to Units of Pitcairn Group L.P. and the Pitcairn Tax-Exempt Bond Fund, there are no voting agreements in effect relating to these securities.

Upon consummation of the Reorganization, the percentage of shares of the Pitcairn Funds and the Pitcairn Tax-Exempt Bond Fund to be owned by the above named persons will not materially change. In addition, the investment adviser to the Pitcairn Tax-Exempt Bond Fund may be deemed to have an interest in the Reorganization because it provides investment advisory services to the Pitcairn Funds pursuant to an advisory agreement with the Pitcairn Funds. Future growth of assets of the Pitcairn Funds can be expected to increase the total amount of fees payable to the investment adviser to the Pitcairn Tax-Exempt Bond Fund and to reduce the amount of fees required to be waived to maintain total fees of the Pitcairn Tax-Exempt Bond Fund at the agreed upon level. Pitcairn Trust Company, an affiliate of the Pitcairn Funds and the Fund Adviser, receives shareholder servicing fees from the Pitcairn Funds pursuant to an agreement between the Pitcairn Funds and Pitcairn Trust Company; such fee is payable at the rate of
 .25% of the average net assets of each of the Pitcairn Funds, including the Pitcairn Tax-Exempt Bond Fund.

KALA INVESTMENT CORP. Information about the ownership of shares of Kala, together with certain other information about those individuals who may be deemed to control the Company is set forth in Appendix II to this Combined Proxy Statement/Prospectus.

                        RIGHTS OF DISSENTING SHAREHOLDERS
                        ---------------------------------

Shareholder of either class of the Company's common stock may be entitled to dissent from the Reorganization and receive payment of the "fair value" of their shares in cash. Any such entitlement with respect to the Reorganization would be governed by Maryland General Corporate Law ("Maryland Law"). A shareholder contemplating the assertion of dissenters' rights is urged to review carefully the complete provisions of sections 3-201 through 3-213 of the Maryland Law. Set forth below, to be read in conjunction therewith, is a summary of the principal steps to be taken if the right of dissent is to be asserted. EACH STEP MUST BE TAKEN IN STRICT COMPLIANCE WITH THE APPLICABLE PROVISIONS OF THE STATUTE IN ORDER TO PERFECT DISSENTERS' RIGHTS. A shareholder desiring to dissent from the Reorganization must deliver to the Company written notice PRIOR TO THE DATE OF THE SPECIAL MEETING of the shareholder's intent to demand payment for his or her shares, if the Reorganization is consummated. It is recommended that all required documents be delivered by registered or certified mail with return receipt requested. If a shareholder desires to dissent from the Reorganization, all shares of the Company beneficially owned by such shareholder ("Dissenting Shares") must not be voted in favor of the Reorganization, but such shares need not be voted against the Reorganization. If the Reorganization is approved by the Company's shareholders, Kala will, within ten days after the date of such approval, send a notice (the "Dissenters' Notice") to all shareholders who delivered notice to the Company and voted their shares (or abstained from voting) in accordance with the preceding two paragraphs. The Dissenters' Notice will state, among other things, a date by which the Company must receive a demand for payment for Dissenting Shares (the "First Demand"). A shareholder sent a Dissenters' Notice must make the First Demand and take all other actions required by the Dissenters' Notice. A SHAREHOLDER WHO DOES NOT MAKE THE FIRST DEMAND AND TAKE ALL OTHER ACTIONS REQUIRED BY THE DISSENTERS' NOTICE AS REQUIRED BY THE DISSENTERS' NOTICE WILL NOT BE ENTITLED TO RECEIVE PAYMENT AS A DISSENTER AND WILL BE CONSIDERED TO HAVE VOTED IN FAVOR OF THE REORGANIZATION.

Except as described below, following consummation of the Reorganization, the Company will pay to each holder of Dissenting Shares who has complied with the statutory provisions summarized above what the Company estimates to be the fair value of such shareholder's Dissenting Shares. The fair value of the Dissenting Shares will be determined as the value of such shares immediately before the consummation of the Reorganization, excluding any appreciation or depreciation in anticipation of the Reorganization (unless exclusion would be inequitable), and may be more or less than is received by non-dissenting shareholders in the Reorganization. Within 30 days after the Company makes or offers payment, as the case may be, a dissenter may notify the Company in writing of his or her own estimate of the fair value of the Dissenting Shares and demand payment of such amount (less the amount already paid), or may reject the Company's offer and demand payment of the fair value of the Dissenting Shares (in either case, the "Second Demand") if (i) the dissenter believes the amount paid or offered is less than the fair value of the Dissenting Shares; or (ii) the Company fails to make payment within 60 days after the date set for making the First Demand in the Dissenters' Notice. If a Second Demand remains unsettled, the Company will commence a proceeding to determine the fair value of the Dissenting Shares within 60 days after receiving the Second Demand. If the Company fails to commence such a proceeding within 60 days, it will pay to such dissenters the amount demanded in the Second Demand. A shareholder who perfects his or her right to dissent by making the First Demand and taking all other actions required by the Dissenters' Notice will, effective retroactively as of the consummation of the Reorganization, cease to be a shareholder and will have no rights with respect to his or her Dissenting Shares except the right to receive payment of the fair value thereof.

                                   LITIGATION
                                   ----------

Neither the Company nor the Pitcairn Tax-Exempt Bond Fund is involved in any litigation that would have a material adverse effect on either the Company or the Pitcairn Tax-Exempt Bond Fund.

                              SHAREHOLDER PROPOSALS
                              ---------------------

The Company has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Company's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Company's proxy materials must be received by the Company a reasonable time before the solicitation is made. The fact that the Company receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion.

                                   APPENDIX I

                                    AGREEMENT

                                       and

                             PLAN OF REORGANIZATION

THIS AGREEMENT is made as of this 28th day of September, 2001, by and between Kala Investment Corp., a corporation organized and existing under the laws of Maryland (the "Company"), and Pitcairn Funds (the "Trust"), a business trust organized and existing under the laws of the state of Delaware, on behalf of the Pitcairn Tax-Exempt Bond Fund (the "Fund"), a series of shares of beneficial interest of the Trust.

                                   WITNESSETH

WHEREAS, the Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management series investment company issuing ten separate series of beneficial interests (collectively, the Pitcairn Portfolios), of which the Fund is one; and

WHEREAS, the Company is registered under the 1940 Act as a closed-end management investment company which issues two classes of stock; and

WHEREAS, certain shareholders of Company ("Named Shareholders") have been entered into an indemnification agreement with the Company and the Trust ("Indemnification Agreement") and it is a condition to Company's and Trust's obligations to consummate the transactions contemplated by this Agreement that shareholders of Company individually owning at least 25% of the outstanding capital stock of the Company have entered into the Indemnification Agreement and Trust has agreed to enter into this Agreement and consummate the transactions contemplated hereby in reliance upon the promises, covenants, representations and warranties made to and to be made by the Named Shareholders therein; and

WHEREAS,  the Company owns  securities in which the Fund is permitted to invest;
and

WHEREAS, the Company desires to provide for the reorganization of the Company through the acquisition by the Trust of substantially all the assets of the Company upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of substantially all of the assets of the Company to the Fund in exchange solely for voting shares of capital stock of the Fund ("Fund Shares"), the distribution of Fund Shares to the shareholders of the Company, and the complete liquidation of the Company, all upon the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.   ASSETS TO BE TRANSFERRED.
     ------------------------

     a. Subject to and in accordance with the terms and conditions set forth in this Agreement, Company will transfer, convey, assign and deliver to Trust, and Trust will acquire from Company, all right, title and interest of Company in and to the properties, assets and rights of Company of every nature, kind and description, whether accrued, contingent or otherwise and whether now existing or existing as of the Closing Date as defined in paragraph 4(a) below, except those assets ("Excludable Assets") of the type described in paragraph 3 below. Prior to the close of business on the New York Stock Exchange, Inc. ("NYSE") on the Closing Date, all of the assets of the Company, except Excludable Assets, shall be delivered as provided in paragraph 4(c) to Trust's Custodian ("Custodian") in exchange for, and against delivery by, the Fund to the Company on the Closing Date of a number of Fund Shares having an aggregate net asset value equal to the net value of the assets of the Company so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 2 below.

     b. As soon as reasonably practicable after the transfer of assets provided for in paragraph 1(a), the Company will distribute to the Company's shareholders of record (as of the close of business on the Valuation Date) Fund Shares received by the Company pursuant to paragraph 1(a), and will completely liquidate the Company as soon as reasonably practical thereafter.

2. COMPUTATION OF NET ASSET VALUE. The net asset value of shares of the Fund and the net value of the assets of the Company subject to this Agreement shall, in each case, be determined as of the close of business on the NYSE on the Valuation Date as defined in paragraph 4(b) below. The net asset value of shares of the Fund shall be computed in the manner set forth in the Trust's registration statement on Form N-1A ("Registration Statement") under the Securities Act of 1933 (the "1933 Act"). The net value of the assets of the Company subject to this Agreement shall be computed by Company, subject to adjustment by the amount, if any, agreed to by the Trust and the Company. In determining the value of the securities transferred by the Company to the Fund, each security shall be priced by the Fund in accordance with the policies and procedures of the Fund and as described in the Registration Statement, subject to such adjustments as may be agreed to by the Fund and the Company. For such purposes, market quotes and the security characteristics relating to establishing such quotes shall be determined by Trust, with the approval of the Company.

3. EXCLUDABLE ASSETS. Unless otherwise agreed by the parties at or prior to the Closing Date, there shall be deducted from the assets of the Company described in paragraph 1 above, causes of action, claims and demands of whatever nature, contract rights, leases, business records, books of accounts and shareholder records in order that the Fund shall receive all of the portfolio securities and, except as provided below, all of the cash of the Company. There shall also be deducted from the assets of the Company described in paragraph 1, cash in an amount reasonably estimated by the Company to be sufficient to pay all the liabilities of the Company, including, without limitation, (i) amounts owed to any shareholders including declared but unpaid dividends, (ii) accounts payable and other accrued and unpaid expenses, if any, incurred in the normal operation of its business up to and including the Closing Date, and (iii) the costs and expenses incurred by the Company in making and carrying out this Agreement. Notwithstanding the foregoing, the assets of the Company to be acquired by the Fund shall constitute at least 90% of the fair market value of the net assets of the Company and at least 70% of the fair market value of the gross assets of the Company on Valuation Date.

4.   DEFINITIONS.
     -----------

     a. CLOSING DATE. The closing of the transactions contemplated hereby shall take place at Suite 3000, 165 Township Line Road, Jenkintown, PA 19046 at 10:00 a.m. on October 26, 2001 or such other time and date as the parties shall mutually determine in writing (the "Closing Date"), not later than December 31, 2001.

     b. VALUATION DATE. The assets of the Company and the net asset value per share of Fund shall be valued as of the close of business on the NYSE on the business day immediately preceding the Closing Date (the "Valuation Date"). The stock transfer books of the Company will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of the Company received in proper form prior to the close of trading on the NYSE on the Valuation Date shall be accepted by the Company.

     c. DELIVERY. Securities held by the Company shall be delivered by the Company to the Custodian to be held until the closing referred to in paragraph 1 for the account of the Company, no later than five (5) business days preceding the Valuation Date (the "Delivery Date"), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by the Company shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Fund at the Custodian. A confirmation for shares of the Fund, registered in the name of the Company, shall be delivered to the Company on or immediately after the Closing Date.

     d. FAILURE TO DELIVER SECURITIES. If, on the Delivery Date, the Company is unable to make delivery in the manner contemplated by paragraph 4(c) of securities held by the Company for the reason that any of such securities purchased prior to the Delivery Date have not yet been delivered to the Company, its broker or brokers, then the Trust may, at its sole option, waive the delivery requirements of paragraph 4(c) with respect to such undelivered securities, if the Company has delivered to the Custodian by or on the Delivery Date and with respect to such undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Trust or the Custodian, including brokers' confirmation slips.

     e. COMPANY AND DISSOLUTION. As soon as reasonably practicable after the Closing Date, the Company shall pay or make provisions for all of its debts and taxes and distribute all remaining assets to the shareholders of the Company, and the Company shall be dissolved and deregistered under the 1940 Act. At, or as soon as may be practicable following, the Closing Date, the Company shall instruct the Fund that the pro rata interest, in full and fractional shares, of each of the holders of record of the Company as of the close of business on the Valuation Date and as certified by the Company's transfer agent (the "Company Record Holders"), in shares of the Fund, be registered on the books of the Fund in the name of each of the Company Record Holders, and the Fund agrees promptly to comply with said instruction. All issued and outstanding shares of the Company's shares shall thereupon be canceled on the books of the Company. The Trust shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that each such instruction is valid, proper and correct. The Trust shall record on its books the ownership of shares of the Fund by shareholders of the Company. No redemption or repurchase of the shares of the Fund credited to former Company shareholders in respect of the Company shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to Trust for cancellation, provided that, in the event that such certificate is alleged to have been lost, stolen or destroyed, the any authorized officer of the Trust may, in his discretion, require the owner of the lost, stolen or destroyed certificate (or his legal representative) to give the Trust a bond or other indemnity, in such form and in such amount as the such officer may direct and with such surety or sureties as may be satisfactory to such officer, sufficient to indemnify the Trust against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the redemption or repurchase requested.

     f. COMPANY SECURITIES. The Company represents that, at the date hereof, the Company is the owner of securities which are of the character in which the Fund is permitted to invest. It is expressly understood that the Company may hereafter sell any securities owned by it in the ordinary course of its business as a closed-end, management investment company. In the event that Trust, solely at its own discretion, determines that any securities owned by the Company are securities that Trust does not desire to hold, Trust will so instruct the Company at least thirty (30) days prior to the Closing Date. In such event, the Company will dispose of such securities prior to the Closing Date or advise Trust that it elects not to transfer such securities as otherwise provided herein; provided, however, that the Company shall not be required to dispose of assets to the extent that such dispositions would, in the aggregate, cause fifty percent (50%) or more of the net asset value of the Company on the Closing Date to consist of assets (including cash) acquired at the request of Trust. On the Delivery Date, the Company shall deliver a list setting forth the securities then owned by the Company to Trust, together with the respective Federal income tax bases thereof (the "Securities List"). The Company agrees to provide to the Trust, on or before the Closing Date, detailed tax basis accounting records for each security to be transferred to the Trust pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security transferred to Trust hereunder. Such records shall be made available by the Company prior to the Closing Date for inspection by the Treasurer (or his designee) or the auditors of Trust upon reasonable request. The Company agrees that, prior to the Delivery Date, it will sell or otherwise dispose of, all property owned by it on the date hereof, other than securities listed on the Securities List, and cash or cash equivalents and Excludable Assets described in paragraph 3 above.

     g. LIABILITIES AND EXPENSES. Trust shall not assume any liability of the Company, but the Company will nevertheless use its best efforts to discharge all of the Company's known liabilities (other than its obligation, to its shareholders who have not properly tendered shares of the Company, to redeem those shares) so far as may be reasonably possible, prior to the Closing Date. The parties hereto shall each bear their own expenses in connection with the transaction contemplated hereby. Neither the Company nor Trust shall pay expenses of any shareholder of the Company or Trust arising out of or in connection with this Agreement.

5.   LEGAL OPINIONS.
     --------------

     a. OPINION OF COMPANY COUNSEL. At the closing, the Company shall furnish Trust with opinions of counsel for the Company, satisfactory to counsel for Trust, to the effect that: (i) the Company is registered under the 1940 Act;
(ii) the Company is a corporation duly organized, validly existing and in good standing under the laws of Maryland, with full corporate power to carry on its business as then being conducted, and that all action necessary to make this Agreement binding and enforceable on the Company, according to its terms, and to authorize effectively the transactions contemplated by this Agreement, have been taken by the Company; (iii) only insofar as they relate to the Company, the descriptions in the combined prospectus and proxy statement ("Proxy Statement") contained in the registration statements on Form N-14 relating to Trust ("Registration Statements on Form N-14") of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and (iv) such Proxy Statement complies as to form with all of the requirements of the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Company at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph
(iii) of their above opinion), on the basis of the foregoing no facts have come to their attention that lead them to believe that the Proxy Statement as of its date, as of the date of the meeting of the Company's shareholders referred to in paragraph 6(d) and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Company or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Company not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to Trust contained in the Proxy Statement or the Registration Statements on Form N-14 and that such opinion is solely for the benefit of Trust, its trustees and officers.

     b. OPINION OF COUNSEL FOR TRUST. At the closing, Trust shall furnish the Company with an opinion of counsel for Trust satisfactory to counsel for the Company to the effect that: (i) all action necessary to make this Agreement binding and enforceable, according to its terms, has been taken by Trust, (ii) Trust is registered under the 1940 Act; (iii) shares to be issued by Trust in connection with the transactions contemplated hereunder are duly registered under the 1933 Act, (iv) all such shares are duly authorized and validly issued and are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Trust's Registration Statement and the Trust's Registration Statement on Form N-14 ("N-14") and furnished to the Company and to the shareholders of the Company who are entitled to vote at the shareholders meeting of the Company referred to in paragraph 6(k); (v) Trust is duly organized, validly existing and in good standing under the laws of Delaware, with full authority to carry on its business as now being conducted, and (vi) only insofar as they relate to Trust, the descriptions in the Registration Statement of the Trust and in Form N-14 of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown, and (vii) the Registration Statement of the Trust and in Form N-14 comply as to form with all of the requirements of the 1933 Act and the 1940 Act. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of Trust at which the contents of the Registration Statement of the Trust and in Form N-14 and related matters were discussed, and although they are not passing upon and do not assume any responsibility for the accuracy, completeness of fairness of the statements contained in any such document (except to the extent indicated in paragraph 5(b)(vi) of their above opinion), on the basis of the foregoing no acts have come to their attention that lead them to believe that any such Registration Statement of the Trust and in Form N-14 as of the date thereof, as of the date of the meeting of the Company's shareholders referred to in paragraph 6(k) and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding Trust or necessary, in light of the circumstances under which they were made, to make the statements therein regarding Trust not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Company, contained in such Registration Statement of the Trust and in Form N-14, and that such opinion is solely for the benefit of the Company, its directors and officers.

6. COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to Trust, which representations and warranties will be true and correct on the Closing Date as though made on and as of the Closing Date, as follows:

     a. that the Company is a corporation duly organized, validly existing and in good standing under the laws of Maryland, with full corporate power to carry on its business as it is now being conducted;

     b. that the Company has full power and authority to execute and deliver this Agreement and each other agreement, document or instrument to be executed and delivered by it pursuant hereto, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement and each other agreement, document or instrument to be delivered by Company pursuant hereto constitute, or when executed and delivered will constitute, the valid and legally binding obligation of Company, enforceable against Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or law;

     c. that the Company is registered and has continuously been registered under the 1940 Act as a closed-end management investment company for all taxable years ending on or after November 8, 1983;

     d. that the execution, delivery and performance by Company of this Agreement, and each other agreement, document or instrument to be delivered by Company pursuant hereto, and the consummation of the transactions contemplated hereby and thereby, will not: (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of Company, (ii) conflict with or result in any breach of or default under any provision of any material contract, agreement or undertaking of any kind to which Company is a party or by which Company or any of Company's assets or properties, including the assets to be transferred pursuant to Section 1 of this Agreement, is bound, (iii) give rise to any right of termination, cancellation or acceleration of any obligation or loss of any benefit affecting, or result in the imposition of any liens on, any of the acquired assets, or (iv) violate applicable law;

     e. that the Company has qualified, including electing to be taxed, as a regulated investment company under Code section 851, and for all of its taxable years ending on or after November 8, 1983 (including the Company's taxable year including the date of the Reorganization), has qualified under Code section 852(a) to compute its Federal income tax under Code section 852(b) for the special tax treatment afforded regulated investment companies;

     f. that the Company has no subsidiaries and does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity. Company does not own any real property;

     g. that for each taxable year of its operation ending on or after November 8, 1983, the Company has distributed all of its investment company taxable income, the excess of any interest income excludable from gross income under Code section 103(a) (including exempt-interest dividends within the meaning of Code ss. 852(b)(5)) less deductions disallowed under Code sections
265 and 171(a)(2), and net capital gain (as defined in the Code) that have accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income, the excess of any interest income excludable from gross income under Code section 103(a) less deductions disallowed under Code section 265 and 181)(a)(2), and net capital gain for the period ending on the Closing Date;

     h. that the audited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Company as of October 31, 2000 and corresponding unaudited financial statements as of April 30, 2001 heretofore furnished to Trust fairly represent the financial condition of the Company as of such dates;

     i. that the Company will furnish to the Trust an unaudited statement of assets and liabilities, the statement of portfolio investments and the related statements of operations and of changes in net assets for the period commencing on May 1, 2001 and ending on the last business day preceding the Closing Date. These financial statements will present fairly the financial position and portfolio investments of the Company and the results of its operations as of and for the period ending on the dates of such statements in conformity with generally accepted accounting principles. These financial statements shall be certified by the Treasurer of the Company as complying with the requirements of the preceding sentence;

     j. that there are no liabilities of the Company or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, not disclosed in said financial statements delivered pursuant to paragraphs 6(h) and 6(i), and there are no legal, administrative or other proceedings pending, or to the knowledge of the Company threatened, against the Company which would materially affect its financial condition;

     k. that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been authorized by the Company's Board of Directors at a meeting held on August 16, 2001, and that the Company will (i) take all steps necessary duly to call, give notice of, convene and hold a meeting of its shareholders as soon as practicable and in accordance with applicable state and Federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to its shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to its shareholders in connection with the transactions contemplated herein;

     l. that from the date of this Agreement, through the Closing Date, there shall not have been:

          i. any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Company (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements delivered pursuant to paragraph 6(h) and 6(i);

          ii. any loss (whether or not covered by insurance) suffered by the Company materially and adversely affecting any asset of the Company, other than depreciation of securities;

          iii. issued any option to purchase or other right to acquire stock of any class of Company stock granted by the Company to any person;

          iv. any indebtedness incurred by the Company for borrowed money or any commitment to borrow money entered into by the Company except as permitted under the Company's investment objectives and policies so long as it will not prevent the Company from complying with paragraph 6(j);

          v. any amendment to the Articles of Incorporation or By-Laws of the Company except as disclosed in writing to Trust; or

          vi. any grant or imposition of any lien, claim, charge or encumbrance upon any asset of the Company except as permitted under the Company's investment objectives and policies so long as it will not prevent the Company from complying with paragraph 6(j);

     m. that on the Closing Date, the representations and warranties set forth in this paragraph 6 will be true and correct, and the Company shall deliver to Trust a certificate of a duly authorized officer of the Company to that effect, together with certified copies of those resolutions adopted by the Board of Directors and shareholders authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated herein;

     n. that there are no material contracts outstanding to which the Company is a party except as set forth in paragraph 6 hereto;

     o. that the Company has filed all prospectuses, annual information forms, registration statements, proxy statements, financial statements, other forms, reports, advertisements and any other documents required to be filed with applicable regulatory authorities, and any amendments thereto (the "Reports"). The Reports (i) have been prepared in accordance with the requirements of applicable securities law in all material respects, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading;

     p. that the Company has filed all required Federal, state and local tax returns, information returns, and any other tax-related reports for all years through the its fiscal year ended October 31, 2000, and that the Federal Internal Revenue Service or state or local taxing authority has audited such tax returns of the Company, or accepted such returns as filed, for all such years and no such filings are currently being contested by the Internal Revenue Service or any state or local taxing authority, and that all Federal, state and local income, franchise, property sales, employment or other taxes and distributions of income or gain have been paid and will be paid, so far as due;

     q. that neither the shareholders of the Company, to the knowledge of the Company, nor the Company have any present intention of redeeming or otherwise disposing of shares of the Fund following the Closing Date;

     r. that on the Closing Date the Company will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to Trust as set forth in paragraph 4(c) hereof. Such assets, and the Excluded Assets, taken as a whole, will constitute all the assets owned by the Company as of the Closing Date. Upon delivery of such assets to the Fund, the Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims of which Fund has notice at or prior to the time of delivery. None of the securities comprising the assets of the Company at the date hereof are, or on the Closing Date will be, "restricted securities" under the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder;

     s. that the Form N-14 Proxy Statement delivered to the shareholders of the Company in connection with this transaction, at the time of delivery by the Company to its shareholders in connection with the meeting of shareholders to approve this transaction, and at all times subsequent thereto and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, will, in all material respects, conform to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this paragraph apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by Trust, its adviser or distributor. The Company is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which it is bound;

     t. that the Company is duly registered or qualified under the Investment Company Act; and

     u. that, after the closing, the company shall preprare, or shall cause its agents to prepare, any federal, state or local tax returns, including any Form 1099s, required to be filed by company with respect to its final taxable year and shall further cause such tax returns and Form 1099s to be filed with the appropriate taxing authorities.

7. REPRESENTATIONS AND WARRANTIES OF TRUST. Trust hereby represents and warrants to the Company, which representations and warranties will be true and correct on the Closing Date as though made on and as of the Closing Date:

     a. that the Trust is a business trust duly organized, validly existing and in good standing under the laws of Delaware will full authority to carry on its business as it is now being conducted; and that the Trust is registered under the 1940 Act as an open-end diversified management series investment company;

     b. that the Trust has full power and authority to execute and deliver this Agreement and each other agreement, document or instrument to be executed and delivered by it pursuant hereto, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement and each other agreement, document or instrument to be delivered by Trust pursuant hereto constitute, or when executed and delivered will constitute, the valid and legally binding obligation of Trust, enforceable against Trust in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or law;

     c. that the execution, delivery and performance by Trust of this Agreement, and each other agreement, document or instrument to be delivered by Trust pursuant hereto, and the consummation of the transactions contemplated hereby and thereby, will not: (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of Trust, (ii) conflict with or result in any breach of or default under any provision of any material contract, agreement or undertaking of any kind to which Trust is a party or by which Trust or any of Trust's assets or properties is bound, (iii) give rise to any right of termination, cancellation or acceleration of any obligation or loss of any benefit affecting, or result in the imposition of any liens on, any of the acquired assets, or (iv) violate applicable law;

     d. that the Trust has qualified, and intends to continue to qualify, including electing to be taxed, as a regulated investment company under Code section 851, and for all of its taxable years, has qualified and intends to continue to qualify under Code section 852(a) to compute its Federal income tax under Code section 852(b);

     e. that an audited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of Trust as of October 31, 2000 heretofore furnished to the Company, fairly represents the financial condition of Trust as of said date;

     f. that Trust shall furnish to the Company unaudited statements of its portfolio investments for full fiscal quarters occurring between the date following the date specified in paragraph 7(e) above and the Closing Date. In addition, the Fund shall furnish to the Company unaudited statements of assets and liabilities and the related statements of operation and of changes in net assets for any of its respective semiannual fiscal periods occurring between the date following the date specified in paragraph 7(e) above and the Closing Date. These financial statements will present fairly the financial position and portfolio investments of the Fund and the results of its operations as of and for the period ending on the dates of such statements in conformity with generally accepted accounting principles. Such unaudited financial statements shall be certified by the Treasurer of Trust as complying with the requirements of the preceding sentence;

     g. that there are no liabilities of the Fund or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due not disclosed in the financial statements, delivered pursuant to paragraphs 7(e) and 7(f) and no legal, administrative or other proceedings pending, or to the knowledge of Trust, threatened against the Fund, which would materially affect its financial condition;

     h. that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Trust's Board of Trustees by vote taken at a meeting of such Board duly called and held on July 30, 2001;

     i. that from the date of this Agreement through the Closing Date, there shall not have been:

          i. any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Trust (other than changes in the ordinary course of its business, including without limitation dividends and distributions in the ordinary course and changes in the net asset value per share), which has had an adverse material effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements delivered pursuant to paragraphs 7(e) and 7(f);

          ii. any loss (whether or not covered by insurance) suffered by Trust materially and adversely affecting any asset Trust, other than depreciation of securities;

          iii. issued any option to purchase or other right to acquire stock of the Fund granted by Trust to any person;

          iv. any indebtedness incurred by the Fund for borrowed money or any commitment to borrow money entered into by the Fund except as provided in the Prospectus, as defined in paragraph 7(n) hereof, so long as it will not prevent the Fund from complying with paragraph 7(g);

          v. any amendment to the Declaration of Trust of the Trust except as disclosed in writing to the Company;

          vi. any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Trust except as provided in the Prospectus, as defined in paragraph 7(n) hereof, so long as it will not prevent Trust from complying with paragraph 7(g);

     j. that on the Closing Date, the representations and warranties set forth in this paragraph 7 will be true and correct, and Trust shall deliver to the Company a certificate of a duly authorized officer to that effect, together with certified copies of those resolutions adopted by its Board authorizing execution and delivery of this Agreement and the consummation of the transactions contemplated herein;

     k. that the shares of Trust to be issued pursuant to paragraph 1 will be duly registered under the 1933 Act on Form N- 14 then in effect;

     l. that the shares of Trust to be issued pursuant to paragraph 1 are duly authorized and validly issued and are fully paid and non-assessable and conform in all substantial respects to the description thereof contained in the Registration Statement on Form N-14 then in effect and furnished to the Company and the shareholders of the Company entitled to vote at the shareholders meeting referred to in paragraph 6(k);

     m. Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust is a party or by which it is bound. The Form N-14 conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC and will not, on the effective date of such Registration Statement and on the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

     n. the current prospectus of the Trust, as contained in the Trust's Registration Statement ("Prospectus") (copies of which have been delivered to the Company) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     o.   that  Trust  has  filed  all  required  Federal,  state  and local tax returns, information returns, and any other tax-related reports for all years through the year ended October 31, 2000; and that the Federal Internal Revenue Service or state or local taxing authority has audited such tax returns, or accepted such returns as filed, for such year and no such filings are currently being contested by the Internal Revenue Service, and that all Federal, state and local income, franchise, property sales, employment or other taxes and distributions of income or gain have been paid and will be paid, so far as due;

     p. that there is no plan or intention for the Fund or any person related (as defined in ss. 1.368-1(e)(3) of the United States Treasury Regulations (the "Regulations")) to the Fund, to acquire, during the five-year period beginning on the date of the Reorganization, with consideration other than shares of the Fund,

Fund Shares furnished in exchange for a proprietary interest in the Company in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than for shares which are required to be redeemed by the Fund in the ordinary course of its business as an open-end investment company pursuant to ss. 22(e) of the 1940 Act and not in connection with the Reorganization;

     q. that following the Reorganization, the Fund will continue the historic business of the Company or use a significant portion of the Company's historic business assets in the continuing business;

     r. that the Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any Company shares;

     s. Trust shall not pay any expenses of any shareholders of the Company arising out of or in connection with the transactions contemplated by this Agreement.

     t. that the Trust has issued its shares of beneficial interest pursuant to an effective registration statement under the 1933 Act and applicable State securities or blue sky laws, which did not contain at the time of its effectiveness, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and which were, in the event of any subsequent material misstatements or omissions, promptly amended or supplemented to correct any such misstatement or omission.

8.   CERTAIN CONDITIONS.
     ------------------

     The obligations of Trust and Company to consummate the transactions contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following additional conditions:

     a. SECTION 368 OF THE INTERNAL REVENUE CODE. The obligations of the Company and the Trust to consummate the transactions contemplated by this Agreement shall be subject to the receipt by the Company on or before the Closing Date, of an opinion of Dechert, the form, scope and substance satisfactory to the Company and the Trust, to the effect that for Federal income tax purposes, subject to certain assumptions:

          i. the transfer of the assets of the Company to the Fund in exchange for shares of the Fund, and the distribution of such shares to the shareholders of the Company, as provided in this Agreement will constitute a "reorganization" within the meaning of section 368(a)(1) of the Code and that the Company and the Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

          ii. in accordance with section 361(a) and section 361(c)(1) of the Code, no gain or loss will be recognized by the Company as a result of such transactions;

          iii. in accordance with section 1032 of the Code, no gain or loss will be recognized by the Fund upon the receipt of assets of the Company in exchange for their shares;

          iv. in accordance with section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Company on the distribution to them by the Company of shares of the Fund in exchange for their shares of the Company;

          v. in accordance with section 362(b) of the Code, the basis to the Fund of the assets of the respective Portfolio transferred to it will be the same as the basis of such assets in the hands of the Company immediately prior to the exchange;

          vi. in accordance with section 358(a) of the Code, a Company shareholder's basis for shares of the Fund distributed to such shareholder pursuant to Paragraph 4(e) hereof ("Distributed Shares") will be the same as his basis for the Company's shares;

          vii. in accordance with section 1223(1) of the Code, a Company shareholder's holding period for his Distributed Shares will be determined by including said shareholder's holding period for the shares of the Company exchanged therefor, provided that the shareholder held such Company shares as a capital asset; and

          viii.in accordance with section 1223(2) of the Code, the Fund's holding period with respect to the assets of the Company transferred to the Fund will include the holding period for such assets in the hands of the Company.

     b. SHAREHOLDER VOTE. The obligations of the Company and the Trust to consummate the transactions contemplated by this Agreement shall be subject to the shareholders of the Trust duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

     c. PENDING OR THREATENED PROCEEDINGS. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     d. REGISTRATION STATEMENT. The Form N-14 filed pursuant to the Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     e. DECLARATION OF DIVIDEND. The obligation of the Trust shall be subject to the Company's declaration and payment, prior to the Closing Date, of dividends which, together will all previous such dividends, have the effect of distributing all of its investment company taxable income, the excess of any interest income excludable from gross income under Code section 103(a) (including exempt-interest dividends within the meaning of Code section 852(b)(5)) less deductions disallowed under Code sections 265 and 171(a)(2), and net capital gain (as defined in the Code) that have accrued through the Closing Date.

     f. COMFORT LETTER. The Trust shall receive from the Company on the Closing Date a comfort letter from the auditors for the Company, dated as of the Closing Date, as to certain financial and accounting matters in such form as the parties hereto have mutually agreed upon.

     g. STATE SECURITIES LAWS. The parties hereto shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

     h. PERFORMANCE OF COVENANTS; DELIVERY OF INDEMNIFICATION AGREEMENT. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement including, but not limited to, the requirements of section 3 thereof, to be performed complied with by it prior to or at the Valuation Date and the Closing Date. Named Shareholders shall have delivered the Indemnification Agreement in form satisfactory to the Trust.

     i. TRUE AND CORRECT REPRESENTATION. The representations and warranties of Company (contained in Section 6 of the Agreement) and the Trust (contained in
Section 7 of the Agreement) shall be true and correct at and as of the date hereof, and (ii) shall be repeated and shall be true and correct on and as of the Closing Date with the same effect as though made on as of the Closing Date (other than representations and warranties made as of a certain date, in which case such representations and warranties shall be true and correct as of such date), in each case, without giving effect to any qualifications as to materiality set forth in such representations and warranties, except for such failures to be true and correct as would not, individually or in the aggregate, be material to the business. Company and Trust shall have duly performed and complied in all material respect with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date, unless any such condition has been waived by the party to whom such performance is owed.

9. INDEMNIFICATION BY THE COMPANY. The Company hereby agrees to indemnify and hold the Trust harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which it may incur or sustain by reason of the fact that (i) it shall be required to pay any corporate obligation of the Company, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against the Company which were omitted or not fully reflected in the financial statements referred to in paragraph 6;, (ii) any shareholder of the Fund makes a claim related to the distribution of the Company shares pursuant to the Company's instructions to the Custodian in accordance with paragraph 4 hereof; (iii) any other representations or warranties made by the Company in paragraph 6 hereof should prove to be false or erroneous in any material respect, or (iv) any claim is made alleging that the Form N-14 delivered to the shareholders of the Company in connection with this transaction includes any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the Company by the Trust or any agent of the Trust, including without limitation, its investment adviser.

10. INDEMNIFICATION BY THE TRUST. The Trust hereby agrees to indemnify and hold the Company harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which the Company may incur or sustain by reason of the fact that (i) any representations or warranties made in paragraph 7 hereof should prove false or erroneous in any material respect; (ii) any covenant has been breached in any material respect or
(iii) any claim is made alleging that (a) the Form N-14 delivered to the shareholders of the Company in connection with this transaction included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the Trust by the Company.

11. NOTICE OF CLAIM OF INDEMNIFICATION. In the event that any claim is made against the Trust in respect of which indemnity may be sought by the Trust from the Company or the shareholders of the Company under paragraph 9 of this Agreement, or in the event that any claim is made against the Company in respect of which indemnity may be sought by the Company from the Trust under paragraph 10 of this Agreement, then the party seeking indemnification ("the Indemnified Party") shall, with reasonable promptness and before payment of such claim, give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after giving notice hereunder, then, the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party by the Indemnifying Party, the Indemnified Party shall withhold payment thereof until the validity of the claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement. In the event of any objection by the Indemnifying Party, the Indemnifying Party shall promptly investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses occurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12. NOTICES. All notices, requests, demands and other communications made in connection with the Agreement shall be in writing and shall be (a) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (b) delivered by hand (including, for this purpose, delivery by recognized overnight delivery service such as Federal Express), or (c) sent by facsimile, addressed as follows:

if to the Trust:                        with copies to:

Pitcairn Funds                          Dechert
Averill Rand Jarvis, Esq.               Ruth Epstein, Esq.
One Pitcairn Place                      1775 Eye Street, NW
Suite 3000                              Washington, DC 20006-2401
Jenkintown, PA 19046-3593               (202) 261-3300
(215) 881-6029                          (202) 261-3333 Fax
(215) 881-6229 Fax

if to Company:                          with copies to:

Morvin Leibowitz or Arthur Udell        Laura A. Corsell, Esq.
Kala Investment Corp.                   7307 Elbow Lane
225 W. 34th Street                      Philadelphia, PA 19119
New York, NY 10122                      (215) 248-7485
(212) 840-5070                          (215) 248-2613 Fax
(212) 840-5099 Fax

or, in each case, such other address as may be specified in writing to the other parties hereto.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (x) if by first-class, certified or registered mail, on the fifth business day after the mailing thereof, (y) if delivered by hand, on the date on which such delivery is made, and (z) if by facsimile and the transmitting party receives a transmission receipt dated the day of transmission, on the day on which such transmission is received.

13.  TERMINATION.
     -----------

     a. In the event that, on the Valuation Date, (i) the NYSE shall be closed to trading or that trading thereon shall be restricted, or (ii) trading or the reporting of trading on the NYSE shall be disrupted so that accurate appraisal of the value of the total net assets of the Company or of the assets of the Company to be transferred to the Fund is impracticable in the opinion of the Custodian, the Closing Date shall be postponed until the first business day after the day when trading shall be fully resumed and reporting restored, provided that, if trading shall not be fully resumed and reporting restored on or before the end of the third (3rd) business day following such event, this Agreement may be terminated by the Trust with respective to the Fund or by the Company upon the giving of written notice to the other party.

     b. This Agreement may also be terminated by the Trust or by the Company upon the giving of written notice to the other, if: (a) the conditions specified in paragraphs 6, 7 and 8 hereof have not been performed or do not exist on or before December 31, 2001.

     c. This Agreement may be terminated by Trust if there has been a material breach on the part of Company of any representation, warranty, covenant or agreement of Company set forth herein, which breach, if not a willful breach, has not been cured within 10 business days following receipt by Company of written notice of such breach (provided that Trust shall have performed and complied with, in all material respects, all agreements and covenants required by this Agreement to have been performed or complied with by Trust prior to such time);

     d. This Agreement may be terminated by Company, if there has been a material breach on the part of Trust of any representation, warranty, covenant or agreement of Trust or Parent set forth herein which breach, if not a willful breach, has not been cured within 10 business days following receipt by the breaching party of written notice of such breach (provided that Company shall have performed and complied with, in all material respects, all agreements and covenants required by this Agreement to have been performed or complied with by such terminating party prior to such time.

14.  EXHIBITS. All Exhibits shall be considered as part of this Agreement.
     --------

15. MISCELLANEOUS. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed and enforced in accordance with the laws of the State of Delaware. The Company and the Trust represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

16. PUBLICITY. Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Company and the Trust shall agree, provided that nothing herein will prevent either party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard. Each party agrees to provide the other with a copy of all such announcements.

17. AMENDMENTS. At any time prior to or after approval of this Agreement by the shareholders of the Company (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and
(ii) either party may waive without shareholder approval any default by any other party or the failure to satisfy any of the conditions to its obligations, provided such waiver is in writing. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and their seals affixed hereto by their officers thereunto duly authorized, as of the day and year first above written.

                                        KALA INVESTMENT CORPORATION

                                        By: ________________________________
                                            Arthur Udell

                                        Title: _____________________________

                                        By: ________________________________
                                            Morvin Leibowitz

                                        Title: _____________________________

                                        PITCAIRN FUNDS

                                        By: ________________________________

                                        Title: _____________________________

                       APPENDIX II : KALA INVESTMENT CORP

This section of the Combined Proxy Statement/Prospectus sets forth information relating to the present operations of Kala Investment Corp. Further information is provided in the Statement of Additional Information to the Combined Proxy Statement/Prospectus and in filings required to be filed by Kala with the SEC and available to you as indicated on the back cover of this Combined Proxy Statement/Prospectus.

GENERAL. The Company was organized on December 20, 1950 as a corporation under the laws of the State of New York. The Company was subsequently reincorporated on July 23, 1981 under the laws of the State of Delaware. On October 28, 1981, the Company amended its certificate of incorporation to change its name from Mori Lee, Inc. to M-L Investment Corporation and to change its purpose clause by limiting its activities to those of an investment company, i.e., primarily investing, reinvesting and trading in securities of other issuers and activities incidental thereto. The Company was subsequently reincorporated on October 31, 1991 under the laws of the State of Maryland.

KALA'S INVESTMENTS POLICIES AND OBJECTIVES. The investment objective of the Company is to seek as high a level of current interest income exempt from Federal income taxes as is available from municipal bonds, and as is consistent with prudent investment management and preservation of capital. The Company seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is exempt from Federal income tax in the opinion of bond counsel to the issuers. These securities are generally known as "municipal bonds." The Company may also invest in U.S. Government Securities, including debt securities issued by the U.S. Treasury and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Under normal circumstances, the Company invests its net assets (not including assets invested in temporary investments) primarily in municipal bonds. With the exception of U.S. Government Securities, which are unrated, no debt obligations given ratings lower than a rating of A by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may be purchased, unless immediately after such purchase, at least 75% of the portfolio consists of debt obligations of at least this grade rating, or "money market instruments" for purposes of temporary investments. The Company may also invest up to 25% of its assets in municipal bonds which are not rated A or better or are unrated by Moody's or S&P, including municipal bonds for which a limited market may exist.

SHARE PRICE DATA: The Company's securities are not listed on a stock exchange and there has been no public trading of such securities. At October 31, 2000, the end of the Company's most recent fiscal year, the net asset value per share of such securities was $280.32.

MANAGEMENT OF THE COMPANY: Kala is managed by its officers and directors in the manner contemplated under the laws of the State of Maryland. The Company serves as its own registrar and transfer agent. Its officers and directors are listed below.

Name & Address             Positions Held with     Principal Occupations During Past 5 Years
--------------             --------------------    -----------------------------------------
                           the Company
                           -----------
Susan Barone               Director                Director of the Company since October 1985;
1623 3rd Avenue                                    Assistant Designer, Paula Varsalona, Ltd.
New York, NY                                       (clothing designer),for more than five years.

                                                                          Page 1

Stanley Drachman           Director                Director of the Company since July 1984; Owner
601 West 26th Street                               and Chief Executive Officer of Dovelin Printing
New York, NY                                       Company formore than five years.

Morvin Leibowitz           Chairman, President     Chairman and President. Since October 1981,
100 Post Office Road       and Director            president of various corporations that are
Waccabuc, NY                                       general partners in Mori Lee Ltd., et al. Mori
                                                   Lee Associates (d/b/a Mori Lee Associations),
                                                   a limited partnership engaged in the
                                                   manufacturing of bridal apparel. Mr. Leibowitz
                                                   is the brother-in-law of Arthur Udell.

Arthur Udell               Treasurer, Secretary    Director and Secretary. Since October 1981,
151 Bayside Drive          and Director            Treasurer of the Company and Secretary of
Atlantic Beach, NY                                 various corporations that are general partners
                                                   in Mori Lee Ltd., et al. Mori Lee Associates
                                                   (d/b/a Mori Lee Associates), a limited partnership
                                                   engaged in the manufacturing of bridal apparel.
                                                   Mr. Udell is the brother-in-law of Mr. Lebowitz.

The table below shows the name and address of record of each person known to the Company to hold, as of record, 5% or more of shares of the Company as of July 1, 2001. All individuals listed hold their shares beneficially and of record.

Name and Address                 Number of Shares                   % of Shares Outstanding
----------------                 ----------------                   -----------------------
Morvin Leibowitz            Class A Voting Shares:    100 shares       50%    of Class A
100 Post Office Road    Class B Non-voting Shares: 13,223 shares       49.66% of Class B
Waccabuc, NY

Arthur Udell                Class A Voting Shares:     50 shares       25%    of Class A
151 Bayside Drive       Class B Non-voting Shares:  9,718 shares       36.50% of Class B
Atlantic Beach, NY

Evelyn Udell                Class A Voting Shares:     50 shares       25%    of Class A
151 Bayside Drive       Class B Non-voting Shares:  3,500 shares       13.14% of Class B
Atlantic Beach, NY

CAPITAL STOCK AND OTHER MATTERS: The Company Certificate of Incorporation authorizes the issuance of 40,200 shares of no par common stock, consisting of 200 shares of Class A common stock and 40,000 shares of Class B common stock. Such Certificate provides that the holders of Class A common stock shall have and possess the exclusive voting rights and powers and the holders of Class B common stock shall not be entitled to vote on any questions affecting the management or affairs of the Company, except where vote is required by law or by such Certificate. The Company interprets this provision of its Certificate of Incorporation as requiring that the holders of the Class A and Class B common stock shall have and possess equal voting rights for as long as the Company is registered as a management investment company under the 1940 Act.

The Company's Certificate of Incorporation also provides that dividends may be paid on outstanding Class A common shares and Class B common shares out of any assets at any time legally available therefor. Any dividends so declared shall be distributed among and paid ratably to the holders of the outstanding common shares, without distinction as to class. The Class B common shares may be redeemed, in whole or in part, at the option of the Company by vote of its

Board of Directors at any time, or from time to time, at the fair market value of such redeemed shares, determined at the end of trading of the last business day in the month preceding the month in which the date fixed for redemption has been selected, based on the fair market value of the gross assets of the Company, as reduced by the Company's liabilities (the net worth), and the value of each Class B common share shall be valued by dividing the total number of outstanding Class A and Class B common shares into the said net worth amount. Upon liquidation, dissolution or winding up or the Company, whether voluntary or involuntary, the assets remaining after the satisfaction of all obligations of the Company shall be distributed ratably among and paid over to the holders of the outstanding common shares, without distinction as to class.

The following information is furnished as of July 15, 2001:

--------------------------------------------------------------------------------
                                                              Amount Outstanding
                                                              ------------------
                                       Amount Held by the     exclusive of
                                       ------------------     ------------
                          Amount       Amount Held Company    Amount Shown under
                          ------       -------------------    ------------------
Title of Class           Authorized    or for its Account     previous column
--------------           ----------    -------------------    ------------------
--------------------------------------------------------------------------------
Class A common shares,        200              0                      200
no par value
--------------------------------------------------------------------------------
Class B common shares,     40,000              0                   26,622
no par value
--------------------------------------------------------------------------------

The Company is not affiliated with any brokerage firm and is not a party to any litigation. Shares of the Company are not listed or traded on any national or regional securities exchange.

FINANCIAL HIGHLIGHTS: The table below sets forth certain information reflecting the financial results of a single share of the Company for each of the last ten fiscal years. Information relating to each of the last five fiscal years has been audited by Stuart Fried, whose report, along with the Company's financial statements, are included in the Company's Statement of Additional Information, which is available upon request.

                              KALA INVESTMENT CORP.
                              FINANCIAL HIGHLIGHTS
                                 APRIL 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                              SIX
                                                             MONTHS       YEAR         YEAR         YEAR         YEAR         YEAR
                                                             ENDED       ENDED        ENDED        ENDED        ENDED        ENDED
                                                            4/30/01     10/31/00     10/31/99     10/31/98     10/31/97     10/31/96
                                                            -------     --------     --------     --------     --------     --------
------------------------------------------------------------------------------------------------------------------------------------
Investment income                                          $   5.95     $  12.38     $  12.58     $  12.86     $  13.12     $  13.76
------------------------------------------------------------------------------------------------------------------------------------
Operating expenses, net of tax refund                           .79         1.20         1.08          .38         1.84         1.73
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME, BEFORE FEDERAL INCOME TAX                   5.16        11.18        11.50        12.48        11.28        12.03
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX (REFUND)                                       0            0        (.05)          .06            0            0
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                        5.16        11.18        11.55        12.42        11.28        12.03
------------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders                                      3.91        11.17        11.62        12.35        11.17        11.92
------------------------------------------------------------------------------------------------------------------------------------
                                                               1.25         0.01         0.07          .07          .11          .11
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments - net       2.78          .59       (7.28)         1.88          .95        (.84)
------------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET VALUE                                            4.03          .60       (7.35)         1.95         1.06        (.73)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
------------------------------------------------------------------------------------------------------------------------------------
   BEGINNING OF PERIOD                                       280.32       279.72       287.07       285.12       284.06       284.79
------------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                           $ 284.35     $ 280.32     $ 279.72     $ 287.07     $ 285.12     $ 284.06
                                                           --------     --------     --------     --------     --------     --------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets             .003%        .004%        .004%        .001%        .006%        .006%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of investment income net to average net assets           1.8%         4.0%        4.39%        4.32%        4.60%        4.81%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             2.8%           0%       11.51%       30.61%       20.57%       26.82%
------------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period                26,822       26,822       26,822       26,822       26.822       26,822
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                             YEAR         YEAR         YEAR         YEAR         YEAR
                                                            ENDED        ENDED        ENDED        ENDED        ENDED
                                                           10/31/95     10/31/94     10/31/93     10/31/92     10/31/91
                                                           --------     --------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------
Investment income                                          $  17.14     $  17.04     $  18.25     $  20.53     $  24.58
-----------------------------------------------------------------------------------------------------------------------
Operating expenses, net of tax refund                           .86         1.10          .91         1.13          .84
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME, BEFORE FEDERAL INCOME TAX                  16.28        15.94        17.34        19.40        23.74
-----------------------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX (REFUND)                                       0            0            0          .02          .06
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                       16.28        15.94        17.34        19.38        23.68
-----------------------------------------------------------------------------------------------------------------------
Dividends to shareholders                                     16.12        15.82        17.62        19.77        24.87
-----------------------------------------------------------------------------------------------------------------------
                                                                .16          .12        (.28)        (.39)       (1.19)
-----------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments - net        .31      (11.58)       (4.11)       (1.17)          .05
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN NET VALUE                                             .47      (11.46)       (4.39)       (1.56)       (1.14)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
-----------------------------------------------------------------------------------------------------------------------
   BEGINNING OF PERIOD                                       284.32       295.78       300.17       301.73       302.87
-----------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                           $ 284.79     $ 284.32     $ 295.78     $ 300.17     $ 301.73
                                                           --------     --------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets             .003%        .004%        .003%        .004%        .003%
-----------------------------------------------------------------------------------------------------------------------
Ratio of investment income net to average net assets          5.96%        5.81%        5.97%        6.51%        7.93%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                           31.19%       34.40%       45.15%       39.30%       68.45%
-----------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period                26,822       26,822       26,822       26.822       26,822
-----------------------------------------------------------------------------------------------------------------------

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Information about the Fund is included in the Prospectus accompanying the Combined Proxy Statement/Prospectus, which is incorporated herein by reference. Additional information about the Fund is included in the Pitcairn Funds Statement of Additional Information dated August 4, 2000, which has been filed with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940. The file number for the Fund Prospectus and Statement of Additional Information is Registration No. 811-09943. A copy of the Statement of Additional Information may be obtained without charge by calling 1-800-214-6744. The SEC file number for the Company's Prospectus is Registration No. 811-3311.

The Pitcairn Funds and the Company are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information with the SEC. Proxy material, reports, proxy and information statements, registration statements and other information filed by the Pitcairn Funds and the Company can be inspected and copied at the SEC's public reference facilities located at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such filings may be available at the following SEC regional offices: 7 World Trade Center, Suite 1300, New York, NY 10048; 73 Tremont Street, Suite 600, Boston, MA 02108; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 1801 California Street, Suite 4800, Denver, CO 80202; 801 Cherry Street, 19th Floor, Fort Worth, TX 76102; 50 South Main Street, Suite 500, Salt Lake City, UT 84144; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 1100, San Francisco, CA 94104; 500 West Madison Street, Suite 1400, Chicago, IL 60611; and 601 Walnut Street, Suite 1120E, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                FORM N-14 PART A

                 APPENDIX III: Prospectus for The Pitcairn Funds

The Prospectus for The Pitcairn Funds is hereby  incorporated by reference.  See
Item 16 (17) of Part C.

                                                           Part A - Appendix III

                                                                October 15, 2001

                       STATEMENT OF ADDITIONAL INFORMATION
              RELATING TO THE ACQUISITION OF KALA INVESTMENT CORP.
                        BY PITCAIRN TAX-EXEMPT BOND FUND


    KALA INVESTMENT CORP.                 THE PITCAIRN TAX-EXEMPT BOND FUND
                                BY        (A SERIES OF THE PITCAIRN FUNDS)

    225 WEST 34TH STREET                   ONE PITCAIRN PLACE, SUITE 3000
     NEW YORK, NY 10122                        165 TOWNSHIP LINE ROAD
                                                JENKINTOWN, PA 19046
       (212) 868-4244                              (800) 214-6744

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated October 15, 2001 for the Special Meeting of Shareholders of The Kala Investment Corporation ("Company") to be held on October 26, 2001. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by writing or calling the Company or Pitcairn Funds at the addresses or telephone numbers set forth above.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

     Summary of the Proposed Transaction                              Page 2
     Additional Information about Pitcairn Funds                      Page 3
     Additional Information about Kala Investment Corporation         Page 5
     Financial Statements                                             Page 5

For  further   information  about  the  transaction,   see  the  Combined  Proxy
Statement/Prospectus.

SHARES OF THE PITCAIRN TAX-EXEMPT BOND FUND AND KALA INVESTMENT CORP. ARE NOT DEPOSITS OR OBLIGATIONS, OR GUARANTEED BY THE PITCAIRN TRUST COMPANY OR ITS AFFILIATES AND SUBSIDIARIES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY. LIKE ALL INVESTMENTS, AN INVESTMENT IN SHARES OF THE PITCAIRN TAX-EXEMPT BOND FUND OR KALA INVESTMENT CORP. INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED. SHARES OF THE PITCAIRN TAX-EXEMPT FUND AND KALA INVESTMENT CORP. HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS COMBINED PROXY STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PITCAIRN FUNDS. THIS COMBINED PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PITCAIRN FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SUMMARY OF THE PROPOSED TRANSACTION. The Transaction contemplates the transfer of substantially all of the assets of the Company to the Pitcairn Tax-Exempt Bond Fund (the "Fund") in exchange for shares of the Fund. The shares issued by the Fund will have an aggregate value equal to the aggregate value of the shares of the Company that were outstanding at the closing date of the transaction. After the transfer of substantially all of the assets and liabilities of the Company in exchange for shares of the Fund, the Company will distribute the shares to its shareholders in liquidation of the Company. Each shareholder owning shares of the Company at the effective time of the Reorganization will receive shares from the Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Company. The Fund, through its shareholder servicing agent, Pitcairn Trust Company, will establish an account for each former shareholder of the Company reflecting the appropriate number of shares distributed to the shareholder. Upon completion of the Reorganization, all outstanding shares of the Company will have been redeemed and cancelled in exchange for shares distributed by the Fund. Once the Reorganization and liquidation are completed, the Company will wind up its affairs and be deregistered as an investment company under the 1940 Act and terminated under Maryland law.

ADDITIONAL INFORMATION ABOUT THE PITCAIRN FUNDS

A Statement of Additional Information dated February 28, 2001 relating to The Pitcairn Funds (the "Trust"), as supplemented September 10, 2001, and including certain financial information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety into the Statement of Additional Information for this Combined Proxy Statement/Prospectus. The Trust's Statement of Additional Information may be obtained, without charge, by writing or calling the Trust at the addresses or telephone number provided above.

ADDITIONAL INFORMATION ABOUT KALA INVESTMENT CORPORATION

INVESTMENT OBJECTIVES AND POLICIES. The following supplements the discussion of the investment objectives and policies of the Company as set forth in the Combined Proxy Statement/Prospectus. From time to time, on a temporary basis, the Company may invest in short-term temporary investments the interest on which is exempt from Federal income tax in the opinion of bond counsel. Generally, temporary investments will consist of notes backed by the Federal Government issued by or on behalf of municipal issuers, or project notes; notes of issuers having, at the time of purchase, a rating within the five highest grades of Moody's or S&P or, if not rates, having an issue of outstanding municipal bonds rated within the five highest grades by Moody's or S&P; tax free commercial paper having a rating of prime; or a cash balance in a bank account, interest on which may be taxable.

Subsequent to its purchase by the Company, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Company. Neither event will require the elimination of such obligation from the Company's portfolio, but the Company will consider such an event it its determination of whether the Company should continue to hold such obligations in its portfolio. To the extent that the ratings given by Moody's or S&P for municipal bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Company will attempt to use comparable ratings as standards for its investments in municipal bonds or temporary investments in accordance with the fundamental policies contained herein. If a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in percentage resulting from a change in market value of an issue, or of net assets or in any ratings, will not be deemed to result in a violation of the restrictions.

In addition to the information provided about municipal bonds in the Combined Proxy Statement/Prospectus, an investor should be aware that there are two principal classifications of municipal bonds - "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special, excise or other specific revenue source. Industrial development bonds which are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the corporate builder or corporate user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Company's portfolio may consist of any combination of general obligation bonds, revenue bonds and industrial revenue bonds and it can be expected that the ratios of such bonds will vary from time to time.

The Company may also invest in U.S. Treasury Obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government and differ mainly in their interest rates and the length of their maturities and securities backed by the "full faith and credit" of the U.S. Government, including securities issued by certain governmental agencies. The Company will not invest in securities of U.S. Government agencies which are not backed by the "full faith and credit" of the U.S. Government.

FUNDAMENTAL POLICIES. The Company may not sell securities short, purchase securities on margin, or issue senior securities. It does, however, reserve the right to borrow money as described in this paragraph. Borrowing money is not permitted by the Company, except from a bank for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding five percent of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. The Company may not pledge, mortgage or hypothecate its assets, except that, to secure borrowings, permitted by the preceding paragraph, it may pledge securities having a market value at the time of pledge not exceeding fifteen percent of the value of the Company's total assets.

Underwriting of Securities. The Company may not underwrite any issue of securities except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Company's investment objectives, policies and limitations may be deemed to be underwriting.

Diversification/Concentration of Investments. Under normal circumstances, the Company will invest its assets primarily in municipal bonds, as described above.

Real Estate. The Company may not purchase or sell real estate, but this shall not prevent the Company from investing in municipal bonds or other permitted investments secured by real estate or interests therein.

Commodities. The Company may not engage in the purchase or sale of commodities or commodity contracts.

Lending. The Company may not make loans.

In addition to the forgoing, it is a fundamental policy of the Company, which may not be changed without the approval of a majority of the Company's outstanding voting securities, is as follows: with respect to 75% of its total assets, the Company may not purchase the securities of any issuer (except securities guaranteed by the United States government, its agencies or instrumentalities) if, as a result thereof, more than five percent of its total assets would be invested in the securities of such issuer. For the purposes of this limitation, the Company will regard the entity, which has the ultimate responsibility for the payment of interest and principal as the issuer.

NON-FUNDAMENTAL POLICIES. The following investment policies are not deemed fundamental, and may be changes without shareholder approval. The Company may not purchase or retain the securities of any issuer if, to the Company's knowledge, those officers of the Company, or those officers and director of any investment adviser to the Company, who individually own beneficially more then one-half of one percent of the outstanding securities of such issuer, or together own beneficially more than five percent of such outstanding securities. Additionally, the Company may not invest in oil, gas or other mineral exploration or development programs.

MANAGEMENT. No director, officer, advisory board member or affiliated person of the Company (other than the investment adviser) or the Company's principal underwriter received from the Company in excess of $40,000 for services in his or her capacity during the Company's fiscal year ended October 31, 2000. The Company has adopted a Code of Ethics in compliance with Rule 17j-1 under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES. For information relating to the Company's investment adviser and other service providers, please refer to the Combined Proxy Statement/Prospectus.

BROKERAGE ALLOCATION. For its fiscal years ended October 31, 1998, 1999 and 2000, respectively, the Company paid no brokerage commissions. The Company's Board of Directors select brokers to effect securities transactions on behalf of the Company. It is not anticipated that receipt of research services, brokerage services or other products or services will be the primary factor in the selection of brokers, but that the cost of executing orders will, however, be a primary consideration in making such selection. At the present time, no person acting on behalf of the Company is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage or research services provided by the broker.

TAX STATUS. The Company is currently taxed as a regulated investment company under Subchapter M of the Internal Revenue Code and does not anticipate any change in such status. A regulated investment company which invests at least fifty percent of the value of its total assets, determined at the close of each quarter of its taxable year, in tax-exempt state and local obligations may distribute, as a tax-exempt dividend, to its shareholders an amount equal to the interest earned on such tax-exempt obligations, provided it designates such dividends as tax-exempt interest dividends. It is the Company's intention to invest its assets primarily in such tax-exempt obligations and to distribute all of its net income, including any net short-term capital gains, to its shareholders. Accordingly, the Company expects that its dividends will qualify as tax-exempt dividends when distributed to its shareholders to the extent of its tax-exempt income. The Company will distribute to its shareholders substantially all of its net short-term capital gains, if any, with the effect that the shareholders will be subject to tax on the distributions.

Net capital gains (the excess of net long-term capital gains over short-term capital losses) of the Company are excluded from its taxable income to the extent distributed to the shareholders, and are taxed to the Company at the rate applicable to capital gains of ordinary corporations to the extent net distributed to shareholders. Net capital gains distributed to shareholders retain that character in the hands of the shareholders. Each shareholder will be taxed on such net capital gains that are distributed to him. The tax rates applicable to net capital gains are currently identical to the rates applicable to ordinary income. Each shareholder is also required to report, as taxable long-term capital gains, to the extent designated by the Company, but is allowed a tax credit in an amount equal to the tax paid by the Company on such proportionate share and is allowed to increase the basis of his shares of the Company by the excess of such proportionate share of undistributed net capital gains over the tax credit allowed to him.

The Company will distribute as often as deemed appropriate and possibly at irregular intervals, but in any event at least annually, substantially all of its ordinary income and net short-term capital gains. The Company has not established any policy with respect to the reinvestment of dividends nor has it adopted any dividend reinvestment plan.

FINANCIAL STATEMENTS. PricewaterhouseCoopers LLP, serves as the independent accountant for Pitcairn Funds including the Pitcairn Tax-Exempt Bond Fund. The Annual Report to Shareholders, dated October 31, 2000, for the Pitcairn Tax-Exempt Bond Fund have been audited by PricewaterhouseCoopers LLP, whose address is Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103. Such statements, together with the unaudited Semi-Annual Report to shareholders of the Pitcairn Funds, including the Pitcairn Tax-Exempt Bond Fund accompany this Statement of Additional Information and are incorporated herein by reference.

Stuart Fried, serves as the independent accountant for Kala Investment Corp. The Company's Annual Report to Shareholders for the period ended October 31, 2000, together with Mr. Fried's report thereon, and the Company's unaudited
Semi-Annual Report to Shareholders accompany this Statement of Additional Information and are incorporated herein by reference. Mr. Fried's address is 11 Twinbrook Road, West Caldwell, NJ 07006.

                                FORM N-14 PART B

     APPENDIX I: Statement of Additional Information for The Pitcairn Funds

The Statement of Additional Information for The Pitcairn Funds is hereby incorporated by reference. See Item 16 (17) of Part C.

                                                             Part B - Appendix I

                                FORM N-14 PART B

        APPENDIX II: Financial Statements for Kala Investment Corporation

The Annual Financial Report and the Semi-Annual Report to Shareholders for Kala Investment Corporation are hereby incorporated by reference. See Item 16 (17) of Part C.

                                                            Part B - Appendix II
                                                                          Page 1